NATIONS FUND, INC.
                           One Bank of America Plaza
                            101 South Tryon Street
                             Charlotte, N.C. 28255
                            Telephone: 800-653-9427

                                                                   June 15, 2000

DEAR SHAREHOLDER:

     On behalf of the Board of Directors of Nations Fund, Inc. (the "Company"), we are pleased to invite you to a special meeting of shareholders of Nations International Growth Fund (the "Fund") to be held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meeting"). At the Meeting, you will be asked to approve three interim investment sub-advisory agreements and a proposed reorganization (the "Reorganization") of the Fund into Nations International Equity Fund.

     THE FIRST THREE PROPOSALS relate to the investment sub-advisory arrangement that the Fund has with Gartmore Global Partners ("Gartmore"). Gartmore has recently experienced three changes in ownership. These changes relate only to the corporate ownership of Gartmore and Gartmore's parent companies and have not resulted, and are not expected to result, in any significant change to the Gartmore personnel who manage the Fund or in the way that the Fund is managed. Nevertheless, the federal securities laws require that shareholders be given the opportunity to approve a new investment sub-advisory agreement in order to allow Gartmore to continue to serve as investment sub-adviser to the Fund whenever this type of change occurs.

     Accordingly, we are soliciting your vote on three interim investment sub-advisory agreements that have been put in place as a result of each of the three changes. Each interim agreement is substantially similar to the investment sub-advisory agreement previously approved by shareholders.

     THE FOURTH PROPOSAL relates to the reorganization of the Fund into Nations International Equity Fund ("International Equity Fund"). Management is proposing the Reorganization based on its belief that International Equity Fund will likely better serve the long-term interests of Fund shareholders. Through market depreciation and redemption activity, the Fund's asset size has declined significantly, making it more difficult for the Fund to maintain favorable economies of scale and achieve other benefits that come from greater asset size. Because the International Equity Fund is significantly larger than the Fund, combining the two will result in a mutual fund that will be able to spread its fixed costs over a much larger asset base.

     The International Equity Fund has a substantially similar investment objective, principal investment strategies and investment risks as those of the Fund. Importantly, the Reorganization will result in lower total operating expense ratios for all Fund shareholders. Of course, the features and services that are available to you today also will continue to be available to you as an International Equity Fund shareholder after the Reorganization.

     If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that the Fund would be reorganized into the International Equity Fund on September 8, 2000, when your Fund shares would be exchanged for shares of equal value of the same class of shares of the International Equity Fund. Lastly, the exchange of shares in the Reorganization is expected to be tax-free under federal income tax law and all of the customary costs associated with the Reorganization and this proxy solicitation will be borne by Banc of America Advisors, Inc., Gartmore and/or their affiliates. The Fund will not bear any of these expenses.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE EACH INTERIM INVESTMENT SUB-ADVISORY AGREEMENT AND THE PROPOSED REORGANIZATION.

     The formal Notice of Special Meeting, Combined Proxy Statement/Prospectus and Proxy Ballot are enclosed. The proposed Interim Agreements and the Reorganization and the reasons for the unanimous recommendation of the Company's Board are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the proposals, please do not hesitate to contact us at the toll-free number set forth above.

     We look forward to your attendance at the Meeting or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meeting.

                                            Sincerely,
                                            A. MAX WALKER
                                            PRESIDENT AND CHAIRMAN OF THE BOARD
                                            OF DIRECTORS

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY FAX AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

     TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY

  As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at YOUR convenience, 24 hours a day. After reviewing the enclosed COMBINED PROXY
  STATEMENT/PROSPECTUS ("PROXY STATEMENT") select one of the following quick and easy methods to submit your proxy -- ACCURATELY and QUICKLY.

  VOTE ON-LINE                                      VOTE BY TOLL-FREE PHONE CALL
  1. Read the enclosed PROXY STATEMENT and have     1. Read the enclosed PROXY STATEMENT and have
    your PROXY BALLOT* at hand.                     your PROXY BALLOT* at hand.
  2. Go to Web site WWW.PROXYVOTE.COM               2. Call toll-free 1-800-690-6903.
  3. Enter the 12-digit Control Number found on     3. Enter the 12-digit Control Number found on
    your PROXY BALLOT.                              your PROXY BALLOT.
  4. Submit your proxy using the easy-to-follow     4. Submit your proxy using the easy-to-follow
    instructions.                                   instructions.

 * DO NOT MAIL THE PROXY BALLOT IF SUBMITTING YOUR PROXY BY INTERNET, FAX OR TELEPHONE.

                              NATIONS FUND, INC.
                           One Bank of America Plaza
                            101 South Tryon Street
                             Charlotte, N.C. 28255
                            Telephone: 800-653-9427
                 --------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 1, 2000
                 --------------------------------------------
TO NATIONS INTERNATIONAL GROWTH FUND SHAREHOLDERS:

     PLEASE TAKE NOTE THAT a special meeting of shareholders (the "Meeting") of Nations International Growth Fund of Nations Fund, Inc., will be held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

   ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

   ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on May 31, 2000.

   ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 31, 2000 and ending on the date of the reorganization described below (or, if the reorganization does not occur, on May 30, 2001).

   ITEM 4. Approval of a proposed agreement and plan of reorganization, dated as of June 15, 2000 between Nations Fund, Inc., on behalf of Nations International Growth Fund, and Nations Reserves, on behalf of Nations International Equity Fund.

   ITEM 5. Such other business as may properly come before the Meetings or any adjournment(s).

   Items 1, 2, 3 and 4 are described in the attached Combined Proxy Statement/Prospectus.

     YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE
PROPOSALS.

     Shareholders of record as of the close of business on June 5, 2000 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES BY: 1) FAX AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE
WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                               By Order of the Board of Directors,

                               RICHARD H. BLANK, JR.
                               SECRETARY
June 15, 2000

                      COMBINED PROXY STATEMENT/PROSPECTUS
                              Dated June 15, 2000

                    NATIONS FUND, INC. AND NATIONS RESERVES
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-653-9427

     This Combined Proxy Statement/Prospectus ("Proxy/Prospectus") is furnished in connection with the solicitation of proxies by the Board of Directors of Nations Fund, Inc. (the "Company") at a Special Meeting of Shareholders of Nations International Growth Fund (the "Fund"). The Special Meeting and any adjournment(s) are referred to as the "Meeting." The Meeting has been called to consider the proposals described below:

   ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

   ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on May 31, 2000.

   ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 31, 2000 and ending on the date of the reorganization described below (or, if the reorganization does not occur, on May 30, 2001).

   ITEM 4. Approval of a proposed agreement and plan of reorganization, dated as of June 15, 2000 between Nations Fund, Inc., on behalf of Nations International Growth Fund, and Nations Reserves, on behalf of Nations International Equity Fund.

   ITEM 5. Such other business as may properly come before the Meetings or any adjournment(s).

     This Proxy/Prospectus sets forth concisely the information about the proposals scheduled to be considered, including a proposal to reorganize the Fund into Nations International Equity Fund (the "Acquiring Fund"), and the information about the Acquiring Fund that a shareholder should know before deciding how to vote. This Proxy/Prospectus should be retained for future reference.

     Additional information about the Acquiring Fund is available in its:

     o Prospectuses;

     o Statement of Additional Information, or SAI; and

     o Annual and Semi-Annual Reports to shareholders.

     All of this information is in documents filed with the Securities and Exchange Commission (the "SEC") and is available upon oral or written request and without charge. The information contained in the prospectuses of the Acquiring Fund is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference. Copies of the Acquiring Fund prospectus(es) also accompany this Proxy/Prospectus. The annual report to shareholders for the fiscal year ended March 31, 2000 and the prospectus(es) for the Fund have previously been mailed to Fund shareholders. The statement of additional information relating to this Proxy/Prospectus is incorporated by reference into this Proxy/Prospectus and is dated June 15, 2000. Additional copies of any of these documents are available without charge by writing the address given above or by calling 1-800-321-7854. Documents also are available on the website of the SEC at www.sec.gov.

     It is expected that this Proxy/Prospectus will be mailed to shareholders on or about June 15, 2000.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS

SUMMARY ..................................................................................   4
 Interim Investment Sub-Advisory Agreements ..............................................   4
 The Reorganization ......................................................................   4
   Fee Tables ............................................................................   4
   Overview of the Reorganization Agreement ..............................................   5
   Overview of Investment Objective and Principal Investment Strategies ..................   6
   Overview of Service Providers .........................................................   7
   Overview of Purchase, Redemption, Distribution, Exchange and Other Procedures .........   7
   Federal Income Tax Consequences .......................................................   7
   Principal Risk Factors ................................................................   7
THE INTERIM AGREEMENTS ...................................................................   9
 Transaction 1 and the Interim 1 Agreement ...............................................   9
 Transaction 2 and the Interim 2 Agreement; and Transaction 3 and the Interim 3 Agreement    10
 Board Consideration .....................................................................   11
 Information Regarding Gartmore ..........................................................   11
 Other Information .......................................................................   13
THE REORGANIZATION .......................................................................   13
 Description of the Reorganization Agreement .............................................   13
 Reasons for the Reorganization ..........................................................   14
 Board Consideration .....................................................................   15
 Comparison of Investment Management, Investment Objective and Principal Investment
  Strategies .............................................................................   16
 The Master Feeder Structure .............................................................   18
 Comparison of Forms of Business Organization ............................................   20
 Comparison of Fund and Acquiring Fund Performance .......................................   20
 Comparison of Advisory and Other Service Arrangements and Fees ..........................   21
 Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other
Shareholder Transactions and Services ....................................................   22
 Federal Income Tax Considerations .......................................................   23
 Capitalization ..........................................................................   24
VOTING MATTERS ...........................................................................   25
 General Information .....................................................................   25
 Quorum ..................................................................................   26
 Shareholder Approval ....................................................................   26
 Principal Shareholders ..................................................................   27
 Annual Meetings and Shareholder Meetings ................................................   30
ADDITIONAL INFORMATION ABOUT THE COMPANY AND RESERVES ....................................   30
FINANCIAL STATEMENTS .....................................................................   31
OTHER BUSINESS ...........................................................................   31
SHAREHOLDER INQUIRIES ....................................................................   31

APPENDICES

   I.  EXPENSE SUMMARIES OF THE FUND AND THE ACQUIRING FUND
   II.  COMPARISON OF PERFORMANCE OF THE FUND AND THE ACQUIRING FUND
   III. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                    SUMMARY

     The following is an overview of certain information relating to the three proposed interim investment sub-advisory agreements (each, an "Interim Agreement" and together, the "Interim Agreements") and the proposed reorganization of the Fund into the Acquiring Fund (the "Reorganization"). More complete information about the Reorganization is contained throughout this Proxy/Prospectus and its Appendices.

INTERIM INVESTMENT SUB-ADVISORY AGREEMENTS

     The investment sub-adviser that manages the Fund on a day-to-day basis is Gartmore Global Partners ("Gartmore"). As described below in more detail, Gartmore has recently experienced three changes in ownership. These changes relate only to the ownership of Gartmore and Gartmore's parent companies and have not resulted, and are not expected to result, in any significant change in the Gartmore personnel who manage the Fund or in the way that the Fund is managed. Nevertheless, federal securities laws require that shareholders must be given the opportunity to approve a new investment sub-advisory agreement in order to allow Gartmore to continue to serve as investment sub-adviser to the Fund whenever this type of change occurs.

     Accordingly, Fund shareholders are being solicited on three Interim Agreements that have been put in place as a result of the three changes. The first two changes led to The Royal Bank of Scotland Group plc ("RBS") becoming the indirect parent of Gartmore. The third and last change led to Nationwide Mutual Insurance Company becoming the indirect parent of Gartmore.

     Each of the three Interim Agreements is identical to the investment sub-advisory agreement that was last approved by Fund shareholders, except with respect to certain differences required by federal securities laws that are explained below, and also except with respect to the fact that the investment sub-advisory rate payable under the second and third Interim Agreements is lower than that payable under the first Interim Agreement and also the agreement that was last approved by shareholders.

     Additional details on each of the three changes in ownership of Gartmore's parent companies and the corresponding Interim Agreements can be found under "The Interim Agreements."

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS RATIFY AND APPROVE EACH INTERIM INVESTMENT SUB-ADVISORY AGREEMENT WITH GARTMORE.

THE REORGANIZATION

     FEE TABLES

     In addition to proposing the Interim Agreements, management also is proposing that the Fund be reorganized into the Acquiring Fund. The following table shows, as of March 31, 2000: (i) the current annualized total operating expense ratios of the Fund; and (ii) the PRO FORMA annualized total operating expense ratios of the Acquiring Fund based upon the fee arrangements that will be in place upon consummation of the Reorganization.


     The table shows that the total operating expense ratios of the Acquiring Fund after the Reorganization will be lower than those of the Fund. This means that ongoing fees and expenses charged on a post-Reorganization basis will be less than those currently charged. Detailed PRO FORMA expense information for each class of Fund shares involved in the Reorganization is included in Appendix I.


                      TOTAL OPERATING EXPENSE INFORMATION


                                                                                  PRO FORMA
                                        TOTAL                                       TOTAL
                                      OPERATING        COMBINED FUND/CLASS        OPERATING
      FUND/SHARE CLASS RATIOS          EXPENSE      POST-REORGANIZATION RATIO      EXPENSE
----------------------------------   -----------   ---------------------------   ----------
  International Growth Fund                        International Equity Fund
  Primary A shares                       1.27%     Primary A shares                  1.15%
  Investor A shares                      1.52%     Investor A shares                 1.40%
  Investor B shares                      2.27%     Investor B shares                 2.15%
  Investor C shares                      2.27%     Investor C shares                 2.15%

     OVERVIEW OF THE REORGANIZATION AGREEMENT

     The document that governs the Reorganization is the agreement and plan of reorganization between the Company, on behalf of the Fund, and Nations Reserves ("Reserves"), on behalf of the Acquiring Fund (the "Reorganization Agreement"). The Reorganization Agreement provides for: (1) the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of equal value of the same classes of the Acquiring Fund; and (2) the distribution of the Acquiring Fund shares to the shareholders of the Fund in liquidation of the Fund. The Reorganization is subject to a number of conditions, including approval by Fund shareholders.

     As a result of the proposed Reorganization, Fund shareholders will become shareholders of the Acquiring Fund and will hold, immediately after the Reorganization, Acquiring Fund shares having a total dollar value equal to the total dollar value of the shares of the Fund that the shareholder held immediately before the Reorganization. The Reorganization is expected to occur on or about September 8, 2000. The exchange of Fund shares for Acquiring Fund shares by Fund shareholders in the Reorganization is expected be tax-free under federal income tax law and shareholders will not pay any sales charge on the exchange.

     For more information about the Reorganization and the Reorganization Agreement, see "The Reorganization -- Description of the Reorganization Agreement."

     OVERVIEW OF INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The investment objective and principal investment strategies of the Fund are substantially similar to those of the Acquiring Fund. The Fund seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin. The Acquiring Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

     However, there are some important differences. For example:

   o unlike the Fund, the Acquiring Fund invests all of its assets in another fund, which is called a master portfolio. The Acquiring Fund does not have its own investment adviser or sub-adviser because it invests its assets in Nations International Equity Master Portfolio (the "Master Portfolio"). The Master Portfolio has the same investment objective and principal investment strategies as the Acquiring Fund. Throughout this Proxy/Prospectus, the terms Acquired Fund and Master Portfolio are sometimes used interchangeably; and

   o unlike the Fund, which is sub-advised by a single investment sub-adviser (I.E., Gartmore), the Master Portfolio utilizes a "multi-manager" approach, which means that it is managed by more than one sub-adviser. Gartmore, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management Inc. ("Putnam") each manage approximately one-third of the assets of the Master Portfolio. INVESCO, Putnam, and Gartmore each will manage their respective portion of the Master Portfolio using similar styles of investment management; each style does vary somewhat from the other and also varies from the style utilized by Gartmore in managing the Fund. One effect of these differing investment styles is that, if the Reorganization is approved by shareholders, Gartmore expects to sell a substantial percentage of the Fund's portfolio securities prior to the Reorganization. This is because the multi-managers of the Acquiring Fund anticipate purchasing different securities than those held by the Fund which they believe will better serve acquired Fund shareholder interests.

     Accordingly, although the Acquiring Fund is expected to have a portfolio of securities of similar type as those held by the Fund, it in many instances will not hold exactly the same securities. If Gartmore sells these securities in anticipation of the Reorganization, the Fund will incur brokerage commissions and such sales may result in taxable capital gain or other distributions to the Fund's shareholders. The plan for the Fund to sell securities prior to the Reorganization could result in selling securities at a disadvantageous time and could result in the Fund realizing losses that would not otherwise have been realized. The proceeds of any such sale are expected to be held in temporary investments until the Reorganization.

     For additional information about these and other similarities and differences between the investment objective and principal investment strategies of the Fund and Acquiring Fund, see "The Reorganization -- Comparison of Investment Management, the Investment Objective and Principal Investment Strategies."

     OVERVIEW OF SERVICE PROVIDERS

     With the exception of the investment sub-adviser, the Fund and Acquiring Fund have the same service providers, including Banc of America Advisors, Inc. ("BAAI"), as investment adviser, as discussed under "The Reorganization -- Comparison of Advisory and Other Service Arrangements and Fees." Except with respect to the contractual fee rates relating to investment sub-advisory services, the contractual fee rates charged to the Fund and the Acquiring Fund (or its corresponding master portfolio) relating to other service providers are the same.


   OVERVIEW OF PURCHASE, REDEMPTION, DISTRIBUTION, EXCHANGE AND OTHER
   PROCEDURES

     The purchase, redemption, distribution, exchange and other policies and procedures of each share class of the Fund are identical to those of the corresponding share class of the Acquiring Fund. For more information concerning these policies and procedures, see "The Reorganization -- Comparison of Purchase, Redemption, Distribution and Exchange Policies and other Shareholder Transactions and Services."


     FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is not expected to result in the recognition of gain or loss, for federal income tax purposes, by the Fund, the Acquiring Fund or their respective shareholders. However, the sale of securities by the Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable distributions to the Fund's shareholders. See "The Reorganization -- Federal Income Tax Considerations" for additional information. Since their inception, each of the Fund and Acquiring Fund believes it has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income distributed to shareholders.


     PRINCIPAL RISK FACTORS

     Because of the substantial similarities in investment objective and principal investment strategies of the Fund and Acquiring Fund, investments in the Acquiring Fund will generally involve risks that are similar to those of the Fund, although there are some differences that a shareholder should consider. Principal risks that are common between the Fund and Acquiring Fund and those that are not common between the Fund and Acquiring Fund are discussed below.

       PRINCIPAL RISKS COMMON TO BOTH THE FUND AND THE ACQUIRING FUND

     INVESTMENT STRATEGY RISK. The investment sub-advisers (in the case of the Acquiring Fund) and Gartmore (in the case of the Fund) choose stocks that they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

     FOREIGN INVESTMENT RISK. Both the Fund and Acquiring Fund invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information; foreign government controls on foreign investment, repatriation of capital and currency; foreign withholding and other taxes potentially at punitive levels; inadequate supervision and regulation of some foreign markets; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the United States; political, economic or social instability; and difficulty enforcing legal rights outside the United States.

     EMERGING MARKETS RISK. Both the Fund and the Acquiring Fund may invest in foreign securities of issuers located in countries considered to be emerging markets countries, like those in Eastern Europe, the Middle East, Asia or Africa. Emerging markets countries may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic factors in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

     STOCK MARKET RISK. Both the Fund and Acquiring Fund invest in common stocks. The value of the stocks that the Fund and Acquiring Fund hold can be affected by exchanges in U.S. or foreign economies, financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

       PRINCIPAL RISKS AND OTHER CONSIDERATIONS NOT COMMON TO BOTH THE FUND AND THE ACQUIRING FUND

     FUTURES RISK. The Acquiring Fund's corresponding Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase volatility.

     INVESTING IN THE MASTER PORTFOLIO. The Acquiring Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy interests in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Acquiring Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses. The Acquiring Fund can withdraw its entire investment from the Master Portfolio if it is in the best interests of the Acquiring Fund to do so. It is unlikely that this would happen, but if it did, the Acquiring Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Acquiring Fund might also have to pay brokerage and other costs and a withdrawal from the Master Portfolio could also result in the recognition of taxable income by the Acquiring Fund without its receipt of any cash.

     UTILIZING A MULTI-MANAGER APPROACH. The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time. However, there is no guarantee that this will, in fact, be the case.

     For a more complete description of the Fund's and the Acquiring Fund's investment strategies and restrictions, see the Fund's and the Acquiring Fund's Prospectuses and Statements of Additional Information.


                            THE INTERIM AGREEMENTS

     The Investment Company Act of 1940, as amended (the "1940 Act"), requires that shareholders approve a mutual fund's investment sub-advisory contract. In order to protect investors, the 1940 Act also requires that any time an investment sub-adviser undergoes a change in ownership or control, the investment sub-advisory agreement is automatically terminated. Shareholders must then approve a new agreement in order for the fund to continue to receive sub-advisory services. In order to ensure that a fund isn't left without sub-advisory services after the termination of a sub-advisory agreement but before shareholders can approve the new agreement, the 1940 Act allows a mutual fund's board of directors to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions.

     On March 6, 2000, May 15, 2000 and May 31, 2000, Gartmore underwent separate changes in ownership. These changes were the types of changes that could be deemed to have caused the termination of the then current investment sub-advisory agreement that the Fund had in place with Gartmore. Accordingly, Interim Agreements were approved by the Board and put in place, as described below in more detail, and Fund shareholders are now being asked to approve and ratify each Interim Agreement.

     Each Interim Agreement is substantially similar to the investment sub-advisory agreement previously approved by shareholders (the "Previous Agreement"), except with respect to certain differences required by federal securities laws that are explained below, and also except with respect to the fact that the investment sub-advisory fee rates payable under the second and third Interim Agreements are lower than those payable under both the first Interim Agreement and the Previous Agreement.

     It is important to note that the changes in Gartmore's ownership and the related Interim Agreements will not result in any change to the aggregate advisory fees payable by the Fund.

TRANSACTION 1 AND THE INTERIM 1 AGREEMENT

     As of March 6, 2000, Gartmore was a joint venture, structured as a 50/50 general partnership between NB Partner Corp. and Gartmore U.S. Limited. As of that date, NB Partner Corp. was a wholly-owned subsidiary of Bank of America Corporation and Gartmore U.S. Limited was an indirect wholly-owned subsidiary of Asset Management Holdings plc ("AMH").

     Until March 6, 2000, AMH was a wholly-owned subsidiary of National Westminster Bank plc ("NatWest"), which was owned by public shareholders. On that date, RBS acquired NatWest in a tender-offer transaction ("Transaction 1"). As a result of Transaction 1, RBS acquired indirect ownership of 50% of Gartmore. Accordingly, Transaction 1 was treated as a "change in control" of Gartmore, which effected an assignment and termination of the Previous Agreement. The Previous Agreement was last approved by shareholders at a meeting held on July 12, 1997. Under that Previous Agreement, BAAI paid Gartmore at an annual rate of 0.70% of the average daily net asset value of the Fund.

     Rule 15a-4 under the 1940 Act allows a mutual fund's board of directors to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions. On March 3, 2000, the Board approved an interim agreement among BAAI, Gartmore and the Company, on behalf of the Fund (the "Interim 1 Agreement"), in accordance with the terms of Rule 15a-4. In particular, the Interim 1 Agreement (i) does not provide for any increase in the compensation to be received by Gartmore from that provided in the Previous Agreement; (ii) provides that the Board, or a majority of the Fund's outstanding shares, may terminate the Interim 1 Agreement at any time, without payment of any penalty, on not more than ten (10) days written notice to Gartmore; (iii) contains the same terms and conditions as the Previous Agreement, with required exceptions; and (iv) provides that compensation earned by Gartmore under the Interim 1 Agreement be held in an interest-bearing escrow account to be paid to Gartmore only if the shareholders of the Fund ratify the Interim 1 Agreement, and that if shareholders do not ratify the Interim 1 Agreement, Gartmore shall be entitled to a portion of such compensation that equals its costs incurred in providing services under the Interim 1 Agreement (plus interest earned on that amount while in escrow). The investment sub-advisory fee rate payable to Gartmore under the Interim 1 Agreement is at an annual rate of 0.70% of the average daily net assets of the Fund, which is the same as under the Previous Agreement. The term of the Interim 1 Agreement is from March 6, 2000 through May 15, 2000.

TRANSACTION 2 AND THE INTERIM 2 AGREEMENT; AND TRANSACTION 3 AND THE INTERIM 3 AGREEMENT

     Prior to the closing of Transaction 1, RBS expressed interest in selling the entire Gartmore advisory business to a third-party. Subsequently, Gartmore U.S. Limited and NB Partner Corp. entered into an agreement whereby NB Partner Corp. agreed to transfer its 50% interest in Gartmore to Gartmore Securities Limited ("Transaction 2"). Transaction 2 resulted in AMH indirectly owning 100% of Gartmore; accordingly, a sale of AMH by RBS would convey the entire Gartmore advisory business to the buyer. Following Transaction 2, Bank of America Corporation no longer held any direct or indirect interest in Gartmore. On March 30, 2000, RBS announced the sale of AMH to Nationwide Mutual Insurance Company ("Nationwide") ("Transaction 3"). Consequently, upon the closing of Transaction 3, Nationwide indirectly owned 100% of Gartmore. Transaction 2 closed on May 15, 2000 and Transaction 3 closed on May 31, 2000.

     At a special meeting held on April 26, 2000, the Board approved an interim agreement (the "Interim 2 Agreement") in connection with Transaction 2, and an interim agreeement (the "Interim 3 Agreement") in connection with Transaction 3, in accordance with the terms of Rule 15a-4, even though the previous agreement had already been terminated by Transaction 3.

     The Interim 2 Agreement and Interim 3 Agreement are identical in all material respects to the Interim 1 Agreement except for the effective date, termination date and sub-advisory fee rate. The investment sub-advisory fee rate payable to Gartmore under the Interim 2 Agreement is at an annual rate of 0.54% of the average daily net asset value of the Fund, which is less than the rate payable under the Interim 1 Agreement. The term of the Interim 2 Agreement is from May 15, 2000 through May 31, 2000. The investment sub-advisory fee rate payable to Gartmore under the Interim 3 Agreement is an annual rate of 0.54% of the average daily net asset value of the Fund, which is the same as the rate payable under the Interim 2 Agreement and less than that payable under the Interim 1 Agreement. The term of the Interim 3 Agreement is from May 31, 2000 to the date of the Reorganization (or, if the Reorganization does not occur, on May 30, 2001) and continuing thereafter so long as the Board approves it annually.

BOARD CONSIDERATION

     At an in-person meeting held on March 3, 2000, the Board considered matters relating to Transaction 1 and approved the Interim 1 Agreement. Such approval was made by the Board, including a majority of the Directors who were not parties to the Interim 1 Agreement or "interested persons," as such term is defined under Section 2(a)(19) of the 1940 Act, of any party to such Agreement. Specifically, the Board determined that the compensation payable under the Interim 1 Agreement was fair and reasonable and did not reflect an increase in compensation from the Previous Agreement. The Board also determined that the scope and quality of services to be provided to the Fund under the Interim 1 Agreement would be at least equivalent to the scope and quality of services provided under the Previous Agreement.

     At an in-person meeting held on April 26, 2000, the Board considered matters relating to Transactions 2 and 3 and approved the Interim 2 Agreement and Interim 3 Agreement. Such approvals were made by the Board, including a majority of the Directors who were not parties to the Interim Agreements or "interested persons," as such term is defined under Section 2(a)(19) of the 1940 Act, of any party to such Agreements. Specifically, the Board determined that the compensation payable under the Interim 2 Agreement and Interim 3 Agreement was fair and reasonable and did not reflect an increase in compensation from the Interim 1 Agreement. The Board also determined that the scope and quality of services to be provided to the Fund under the Interim 2 Agreement and Interim 3 Agreement would be at least equivalent to the scope and quality of services provided under the Interim 1 Agreement.

INFORMATION REGARDING GARTMORE

     Gartmore is registered as an investment adviser under the Investment Advisers Act of 1940, with principal offices at Gartmore House, 8 Fenchurch Place, London EC3M 4PH England. It currently serves as investment sub-adviser to the Fund pursuant to the Interim 3 Agreement.

     Under the Interim 1 Agreement, Gartmore's indirect parents were Bank of America Corporation and RBS. Bank of America Corporation is a Delaware financial holding company that provides banking and non-banking financial services and products through various subsidiaries. Its subsidiary, Bank of America, N.A., is the nation's largest banking institution.

     Under the Interim 2 Agreement, Gartmore's indirect parent was RBS. RBS is a publicly owned company with its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB, Scotland, which provides banking, insurance, and related financial services with a core market in the United Kingdom, but is also active in Europe and the north-eastern United States.

     Under the Interim 3 Agreement, Gartmore's indirect parent was Nationwide. Nationwide is an Ohio mutual insurance company with its principal executive offices located at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is the controlling company of the Nationwide Insurance Enterprise, an insurance and financial services organization (the "Enterprise"). In 1997, Nationwide had $5.1 billion of net written premium. Nationwide is a party to the Nationwide Intercompany Pooling Agreement (the "Nationwide Pooling Agreement") with 12 other property and casualty insurance companies within the Enterprise which provides that Nationwide shares in a specified percentage of the combined underwriting results and dividends to policyholders incurred by such companies (the "Nationwide Pool"). The insurance companies comprising the Nationwide Pool were the sixth largest property and casualty insurance group and were the fourth largest automobile insurance group in the United States, with approximately $8.4 billion in total net written premium at December 31, 1997 and approximately a 3.3% market share. Nationwide was originally chartered in the State of Ohio in 1925 as the Farm Bureau Mutual Automobile Insurance Company and it adopted its present name in 1955.

     The principal executive officers of Gartmore are listed below.


     NAME AND ADDRESS           POSITION AT GARTMORE                 PRINCIPAL OCCUPATION
--------------------------   --------------------------   ------------------------------------------
Chris Russell                Director                     Director and Head of Overseas Businesses,
 8 Fenchurch Place,                                       Gartmore Investment Management plc
 London EC3M 4PH, England

Peter Chambers               Director                     Director and Chief Investment Officer,
 8 Fenchurch Place,                                       Gartmore Investment Management plc
 London EC3M 4PH, England

Stephen Watson               Chief Investment Officer     Chief Investment Officer of Gartmore
 8 Fenchurch Place,
 London EC3M 4PH, England

Dick Hoag                    Managing Director,           Managing Director, Business Development
 335 Madison Avenue,         Business Development         of Gartmore
 New York, NY 10017

James Donatell               Director                     Executive Vice President, Sales and
 1200 River Road,                                         Distribution, Villanova Capital
 Conshohocken, PA 19428

     The aggregate amount paid to Gartmore by BAAI for the Fund for the period April 1, 1999 through March 31, 2000 was $1,205,459. The aggregate amount paid to Gartmore by BAAI for all of the mutual funds in the Nations Funds family for the period April 1, 1999 through March 31, 2000 was $3,477,041.

     Gartmore also serves as investment sub-adviser to three other international portfolios in the Nations Funds family: Nations International Equity Master Portfolio, Nations Emerging Markets Fund and Nations

International Growth Portfolio. For services provided pursuant to investment sub-advisory agreements, BAAI pays Gartmore sub-advisory fees, computed daily and paid monthly, at the following annual rates:


                                                                                                     TOTAL NET ASSETS
FUND NAME                               CURRENT ANNUAL SUB-ADVISORY FEE                              AS OF 3/31/2000
-------------------------------------   ---------------------------------------------------------   -----------------
Nations International Equity Master     0.65% of the first $60,000,000 of the Master                   $913,062,878
 Portfolio                              Portfolio's average daily net assets; plus, 0.55% of the
                                        next $130,000,000 of the Master Portfolio's average
                                        daily net assets; plus 0.45% of the next $2000,000,000
                                        of the Master Portfolio's average daily net assets; plus
                                        0.40% of the Master Portfolio's average daily net
                                        assets in excess of $390,000,000.

Nations Emerging Markets Fund           0.66% of average daily net assets                              $ 62,164,212

Nations International Growth                                                                           $  8,527,324
 Portfolio                              0.54% of average daily net assets

     For the fiscal year ended March 31, 2000, Gartmore did not waive or otherwise reduce its compensation under any applicable contract for the Fund. For the fiscal year ended March 31, 2000, Gartmore waived or otherwise reduced its compensation under any applicable contract for the all the other mutual funds in the Nations Funds family in an amount equal to $223,410.

     James B. Sommers, a director of the Company, owns shares of Bank of America Corporation. No other officer or trustee of the Company, Reserves or Nations Master Investment Trust is an officer, employee, director, general partner or shareholder of BAAI, Gartmore or any of their affiliates.

OTHER INFORMATION

     BAAI serves as the Fund's and Acquiring Fund's investment adviser, except for the Nations International Equity Fund, whose investment advisory services are provided at the Master Portfolio level. BAAI also serves as the Fund's and Acquiring Fund's co-administrator. Its address is 101 South Tryon Street, Charlotte, North Carolina 28255. Stephens Inc. ("Stephens") serves as the Fund's and Acquiring Fund's principal underwriter and co-administrator. Its address is 111 Center Street, Little Rock, Arkansas 72201.


                              THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION AGREEMENT

     The Reorganization Agreement is the governing document of the Reorganization. Among other things, it provides for (i) the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of equal value of the same classes of the Acquiring Fund; and (ii) the distribution of such Acquiring Fund's shares to shareholders of the Fund in liquidation of the Fund. The completion of the Reorganization is conditioned upon the Company and Reserves receiving an opinion from Morrison & Foerster LLP that the exchange of shares contemplated under the Reorganization will be tax-free under federal income tax law. The

Reorganization Agreement includes a number of other conditions for completion of the Reorganization, sets forth representations and warranties of the parties and describes the mechanics of the transaction.

     The Reorganization Agreement also provides that the Reorganization may be abandoned at any time before the closing of the Reorganization (the "Closing") upon the mutual consent of the Fund and Acquiring Fund. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by Fund shareholders: (i) the parties may, by written agreement authorized by the Company's Board of Directors and Reserves's Board of Trustees and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement; and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver is to be in writing and authorized by the Company's Board of Directors or Reserves's Board of Trustees with or without the approval of the parties' shareholders).

     Upon completion of the Reorganization, all outstanding shares of the Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the Acquiring Fund. At Closing of the Reorganization, the assets of the Fund will be transfered to the Acquiring Fund as described above. Immediately thereafter, those assets will be transferred to the Master Portfolio.

     Finally, the Reorganization provides that BAAI, Gartmore and/or their affiliates will bear all customary expenses associated with the Reorganization. The Fund will not bear any of these costs.

     A copy of the Reorganization Agreement is available at no charge by calling or writing the Company at the toll-free telephone number or address listed on the first page of the Proxy/Prospectus. Copies of the Reorganization Agreement also are available at the SEC's website (www.sec.gov).

REASONS FOR THE REORGANIZATION

     The primary reason for the Reorganization is management's, and the Board's, belief that the interests of the shareholders of the Fund would likely be better served if it participated in the Reorganization, thereby enabling shareholders to own shares of the Acquiring Fund with its significantly larger asset size, while at the same time allowing Fund shareholders to remain invested in a generally similar mutual fund in the Nations Funds family. Through market depreciation and redemption activity, the Fund's asset size has declined significantly, making it more difficult for the Fund to maintain favorable economies of scale and achieve other benefits that come from greater asset size. Because the Acquiring Fund has a significantly higher asset size than the Fund, it has lower total operating expense ratios than the Fund, which means that Fund shareholders would pay less in total operating expenses if the Reorganization were consummated.

     Accordingly, management and the Board of Directors of the Company believe that the proposed Reorganization should benefit Fund shareholders by, among other things:

     o Offering reductions in total operating expense ratios for all Fund shareholders; and

     o Offering shareholders the opportunity to remain invested in a generally similar mutual fund in the Nations Funds family.

BOARD CONSIDERATION

     The Company's Board of Directors unanimously voted to approve the Reorganization Agreement at a meeting held on April 26, 2000. During deliberations, the Directors (with the advice and assistance of its counsel) reviewed and considered, among other things: (1) the various aspects of the Reorganization and the terms of the Reorganization Agreement; (2) the Fund's current and declining asset levels; (3) the investment advisory and other fees paid by the Fund, and the historical and projected expense ratios for the Fund, as compared with those of the Acquiring Fund; (4) the expected cost-savings for all of the Fund's shareholders; (5) the investment objective, principal investment strategies and risks of the Fund and their relative compatibility with those of the Acquiring Fund, (6) the historical investment performance records of the Fund and the Acquiring Fund; (7) the fact that Fund shareholders would experience no change in shareholder services with respect to their class of shares; (8) the anticipated tax-free nature of the exchange of shares in the Reorganization; (9) the fact that moving from a single adviser to a multi-manager approach may cause a significant repositioning in the Fund's portfolio prior to the Reorganization, thereby causing the Fund to experience increased brokerage commissions and also possibly causing the Fund to make taxable capital gain or other distributions to its shareholders; (10) potential benefits of the Reorganization, if any, to other persons, including BAAI and its affiliates (E.G., the benefit of consolidating resources within BAAI and its affiliates). The Board also considered BAAI's belief that the Reorganization would eliminate certain duplicative shareholder costs (E.G., legal and accounting costs) and reduce market overlap between the Fund and the Acquiring Fund. It also was noted that BAAI, Gartmore and/or their affiliates would assume all customary expenses associated with the Reorganization.

     Based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, the Board of Directors of the Company, including all of the non-interested directors, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the Fund, and that the shares of the Fund would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Reserves, including all of the non-interested Trustees, also evaluated the Reorganization and based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the Acquiring Fund and that the shares of the Acquiring Fund would not be diluted as a result of the Reorganization.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION AGREEMENT.

COMPARISON OF INVESTMENT MANAGEMENT, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The investment objective and principal investment strategies of the Fund and the Acquiring Fund are substantially similar. The chart below compares these aspects of the Fund and Acquiring Fund. Additional information about the Fund's and Acquiring Fund's investment objective and principal investment strategies is contained in their Prospectuses and Statement of Additional Information.

     The Fund and Acquiring Fund both normally invest at least 65% of their assets in common stocks of foreign issuers.

     However, there are two primary differences between the two funds:

   o MASTER/FEEDER -- The Acquiring Fund is a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." The Fund invests all of its assets in Nations International Equity Master Portfolio, a series of Nations Master Investment Trust. The details of this structure are outlined below, under "The Reorganization -- The Master/Feeder Structure."

   o THE INVESTMENT SUB-ADVISER -- As described in the chart below, unlike the Fund, which is sub-advised solely by Gartmore, the Acquiring Fund utilizes a "multi-manager" approach, where INVESCO, Putnam and Gartmore each manage approximately one-third of the assets of the Master Portfolio.


                           INTERNATIONAL GROWTH FUND                        INTERNATIONAL EQUITY FUND
                 ---------------------------------------------   ----------------------------------------------
  Investment     BAAI is the Fund's investment adviser.          BAAI is the Master Portfolio's investment
  Management     Gartmore is the Fund's investment               adviser. The Master Portfolio is
                 sub-adviser. Brian O'Neill, the principal       sub-advised utilizing a "multi-manager"
                 senior investment manager of the Gartmore       approach, which means that it is managed
                 Global Portfolio Team, makes the                by more that one investment sub-adviser.
                 day-to-day investment decisions for the         INVESCO, Putnam and Gartmore each
                 Fund.                                           manage approximately one-third of the
                                                                 assets of the Master Portfolio. Six portfolio
                                                                 managers from Gartmore, INVESCO's
                                                                 International Equity Portfolio Management
                                                                 Team and Putnam's Core International
                                                                 Equity Group make the day-to-day
                                                                 investment decisions for their portions of
                                                                 the Master Portfolio.

  Investment     The Fund seeks long-term capital growth         The Acquiring Fund seeks long-term
  Objective:     by investing primarily in equity securities     capital growth by investing primarily in
                 of companies domiciled in countries             equity securities of non-United States
                 outside the United States and listed on         companies in Europe, Australia, the Far
                 major stock exchanges primarily in Europe       East and other regions, including
                 and the Pacific Basin.                          developing countries.

                             INTERNATIONAL GROWTH FUND                        INTERNATIONAL EQUITY FUND
                  -----------------------------------------------   ---------------------------------------------
  Principal       The Fund normally invests at least 65% of         The Fund invests all of its assets in the
  Investment      its assets in foreign companies listed on         Master Portfolio. The Master Portfolio has
  Strategies:     major exchanges in Europe and the Pacific         the same investment objective as the Fund.
                  Basin. These companies can be of any size.        The Master Portfolio normally invests at
                  The Fund may invest up to 35% of its              least 65% of its assets in established
                  assets in securities of issuers located in        companies located in at least three
                  developing countries in the Asia and              countries other than the United States. The
                  Pacific regions, Africa, Latin America and        portfolio managers select countries,
                  Eastern Europe. The Fund will generally           including emerging market or developing
                  hold 50 to 80 securities invested in              countries, and companies they believe have
                  approximately 10 industry sectors within          the potential for growth.
                  15 to 20 stock markets.

                  The Fund invests in common stocks,                The Master Portfolio primarily invests in
                  preferred stocks, and convertible securities,     equity securities which may include equity
                  such as warrants, rights and convertible          interests in foreign investment funds or
                  debt.                                             trusts, convertible securities, real estate
                                                                    investment trust securities and depositary
                                                                    receipts. The Master Portfolio may invest
                                                                    in foreign currency exchange contracts to
                                                                    convert foreign currencies to and from the
                                                                    U.S. dollar, and to hedge against changes
                                                                    in foreign currency exchange rates.

                  The Fund may also invest in securities that       The Master Portfolio may also invest in
                  aren't part of its principal investment           securities that aren't part of its principal
                  strategies, but it won't hold more than 10%       investment strategies, but it won't hold
                  of its assets in any one type of these            more than 10% of its assets in any one
                  securities. These securities are described in     type of securities. These securities are
                  the SAI.                                          described in the SAI.

                  INTERNATIONAL GROWTH FUND                        INTERNATIONAL EQUITY FUND
       -----------------------------------------------   --------------------------------------------
       The portfolio manager uses a "bottom-up"          The Master Portfolio is a "multi-manager"
       approach to selecting securities, looking for     fund. It has three different investment
       companies with:                                   managers. Each is responsible for
                                                         managing approximately one-third of the
       o high quality and sustainable earnings           Master Portfolio's assets. The managers all
       o high growth potential over a two-year           have different, but complementary,
         investment horizon                              investment styles:
       o quality management teams
       o the ability to finance growth internally        o Gartmore combines "top down,"
       o strong financial results                        allocation among regions around the
                                                         world with a stock selection process that
       Throughout the investment process, the            focuses on investing in securities when
       portfolio manager balances the Fund's             growth is likely to be higher, or sustained
       emphasis on growth companies with a               longer, than other investors expect.
       sensitivity to securities prices.                 o INVESCO uses a "bottom up" approach,
                                                         focusing exclusively on stock selection,
                                                         and looking for sustainable growth.
                                                         o Putnam is a "core manager," focusing on
                                                         stable, long-term investments, rather than
                                                         growth or value stocks. It combines
                                                         "bottom up" stock selection with "top
                                                         down" country allocation.

       The portfolio manager may sell a security         The multi-manager strategy is based on the
       when its price reaches the target set by the      belief that having more than one manager
       portfolio manager, when there is a                may result in better performance and more
       deterioration in the growth prospects of the      stable returns over time. A manager may
       company or its industry, when the portfolio       sell a security when its price reaches the
       manager believes other investments are            target set by the manager, when the
       more attractive, or for other reasons.            company's growth prospects are
                                                         deteriorating, when the manager believes
                                                         other investments are more attractive, or
                                                         for other reasons.

THE MASTER/FEEDER STRUCTURE

     As noted, the Acquiring Fund is a feeder fund in a master/feeder structure, which means that it invests all of its assets in the Master Portfolio, which has an identical investment objective and principal investment strategies. The Master Portfolio is a series of Nations Master Investment Trust -- another registered investment company in the Nations Funds family.

     One potential advantage of a master/feeder structure is that feeder funds investing in the same master portfolio can reduce their expenses through sharing the costs of managing and administering a larger combined pool of assets. Another potential advantage of such a structure is that the master portfolio may have opportunities to pursue other distribution channels -- such as offshore fund investors -- that would not otherwise be available to stand-alone mutual funds. In addition to the Acquiring Fund, there is one other feeder fund that invests in the Master Portfolio. It is a series of the World Horizon Funds and is called

Nations International Equity Fund (Offshore). In addition, other feeder funds also may invest in the Master Portfolio in the future.

     All feeders in the Master Portfolio will invest on the same terms and conditions as the Acquiring Fund and will pay a proportionate share of the Master Portfolio's expenses. For the Acquiring Fund, such expenses and fees are already reflected in the total operating expense ratios that are shown in this Proxy/Prospectus (see Appendix I). However, other investors in the Master Portfolio are not required to sell their shares at the same offering price as the Acquiring Fund and could be sold with different sales loads and on-going administrative and other expenses. Therefore, Acquiring Fund shareholders may have different returns than other shareholders who invest in the Master Portfolio. In addition, the Acquiring Fund may withdraw its entire investment from the Master Portfolio if the Board of Trustees of Reserves determines that it is in the best interests of the Acquiring Fund to do so. Also, other investors in a Master Portfolio may similarly withdraw their investment at any time. The Acquiring Fund might withdraw, for example, if the Master Portfolio changed its investment objective, policies and limitations in a manner unacceptable to the Board of Trustees of Reserves. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Master Portfolio to the Acquiring Fund. That distribution could result in a less diversified portfolio of investments for the Acquiring Fund and could adversely affect the liquidity of the Acquiring Fund's investment portfolio. In addition, if securities were distributed, the Acquiring Fund generally would incur brokerage commissions, capital gains or losses, and/or other charges in converting the securities to cash. This could result in a lower net asset value of a shareholder's shares and/or certain adverse tax consequences for a shareholder.

     The Acquiring Fund and Nations International Equity Fund (Offshore) are currently the two interestholders in the Master Portfolio. This means that any matter upon which the interestholders of the Master Portfolio are required to vote (for example, a new investment advisory contract) will be voted upon by each of each of these feeder funds. In determining how to vote its interests, the Acquiring Fund may either submit the matter to its shareholders and vote its interests in the same proportion as its shareholders vote, or it may vote its interests in the same proportion as the Nations International Equity Fund (Offshore)'s (or any other feeder fund's) interests are voted.

     The Master Portfolio intends to be treated as a partnership for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a partnership, a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (I.E., "passed-through") to its interestholders, regardless of whether any amounts are actually distributed by the Master Portfolio. Each interestholder in the Master Portfolio, such as the Acquiring Fund, will be taxed on its share (as determined in accordance with the governing instruments of the Master Portfolio) of the Master Portfolio's income and gains in determining such holder's taxable income. The determination of such share will be made in accordance with the Code and Treasury Regulations promulgated thereunder. It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an interestholder in the Master Portfolio will be able to qualify as a regulated investment company by investing substantially all of its assets through the Master Portfolio.

COMPARISON OF FORMS OF BUSINESS ORGANIZATION

     Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing charter documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. The Company is a Maryland corporation. The proposed Reorganization would reorganize the Fund into a series of Reserves, which is a Massachusetts business trust. There are few differences between these forms of organization although one advantage to a Massachusetts business trust is its potentially greater flexibility. Generally, under Massachusetts business trust law, a mutual fund's governing instrument, called a declaration of trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds organized in Massachusetts generally have more flexibility in their operations and certainty about any operational restrictions because the restrictions are written in the fund's declaration of trust.

     The following discussion outlines some of the differences between the state law and documents currently governing the Company's Fund and that which apply to the Acquiring Fund as a series of Reserves.

   o GOVERNING DOCUMENTS. Maryland corporations are governed by organizational documents called articles of incorporation (or sometimes called a charter) and by-laws. Massachusetts business trusts are governed by similar set of documents, called a declaration of trust and by-laws. These governing documents are generally similar, although there are some differences. For example, in order for the Company to dissolve under Maryland law, its Articles of Incorporation and By-Laws provide (and Maryland law requires) that a majority of all outstanding shares of the Company must approve such a dissolution. The Declaration of Trust and By-Laws of Reserves provides that only a majority of the shares voted at a meeting is needed to approve a similar dissolution.

     In general, however, the attributes of a share of common stock are comparable to those of a share of beneficial interest, I.E., shares of both are entitled to one vote per share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law or when class voting is permitted by its Board.

   o SHAREHOLDER LIABILITY. Under Maryland law, shareholders are not personally liable for the debts of the Fund. By contrast, under Massachusetts law, interestholders of a Massachusetts business trust like Reserves could, under certain circumstances, be held personally liable for the obligations of the trust. However, Reserves has provisions in its Declaration of Trust that are intended to protect shareholders from such liability. Thus, the risk of an interestholder incurring a financial loss on account of interestholder liability is limited to circumstances in which the trust itself is unable to meet its obligations (E.G., in the event its liabilities exceed its assets). This is a highly unlikely event.


COMPARISON OF FUND AND ACQUIRING FUND PERFORMANCE

     For a comparison of the performance of the Fund and the Acquiring Fund, by class, see Appendix II. Of course, the past performance of the Fund and Acquiring Fund is no guarantee of how they will perform in the future.

COMPARISON OF ADVISORY AND OTHER SERVICE ARRANGEMENTS AND FEES

     The Fund and the Acquiring Fund have the same service providers. Upon completion of the Reorganization, these service providers are expected to continue to serve the Acquiring Fund in the capacities indicated below.
             SERVICE PROVIDERS FOR THE FUND AND THE ACQUIRING FUND

  Investment Adviser                BAAI
  Investment Sub-Adviser            Gartmore for the Fund; INVESCO, Putnam
                                    and Gartmore for the Acquiring Fund's Master
                                    Portfolio
  Distributor                       Stephens
  Co-Administrator                  BAAI
  Co-Administrator                  Stephens
  Sub-Administrator                 The Bank of New York
  Custodian                         The Bank of New York
  Transfer Agent                    PFPC Inc.
  Sub-Transfer Agent                Bank of America, N.A. ("Bank of America")
                                    (for Primary A shares only)
  Independent Accountants           PricewaterhouseCoopers LLP

     INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES

     Detailed information about the advisory and sub-advisory arrangements for the Fund and the Acquiring Fund, including fee rates, is provided above under "The Interim Agreements."


     ADMINISTRATION SERVICES

     Stephens and BAAI are the co-administrators for the Fund and Acquiring Fund. Stephens and BAAI provide the Fund and Acquiring Fund with administrative services, including, among other things, general supervision of their non-investment operations, preparation of proxy statements and shareholder reports and general supervision of data completion in connection with preparing periodic reports to the respective Boards of the Company and Reserves. For these services and the assumption of expenses, Stephens and BAAI are entitled to a monthly fee, in the aggregate, at the annual rate of 0.22% of the Fund's and Acquiring Fund's average daily net assets.


     DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

     Shares of the Fund and Acquiring Fund are distributed by Stephens, a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

     PRIMARY A SHARES

     Primary A shares are not subject to any distribution or shareholder servicing fees and, accordingly, the Fund and the Acquiring Fund have not adopted any related plans.


     INVESTOR A SHARES

     Pursuant to combined distribution and shareholder servicing plans adopted pursuant to Rule 12b-1 under the 1940 Act by the Fund and Acquiring Fund for their Investor A shares, the Fund and Acquiring Fund may compensate Stephens for any activities or expenses primarily intended to result in the sale of Investor A shares, including sales related services provided by banks, broker/dealers or other financial institutions ("Selling Agents") that have entered into a sales support agreement with Stephens. In addition, the Fund and Acquiring Fund may compensate or reimburse broker/dealers, banks and other financial institutions ("Servicing Agents") which provide shareholder support services to their customers who own Investor A shares. This shareholder servicing and distribution plan provides that the Fund may pay Stephens, Selling Agents that have entered into a sales support agreement with Stephens, or Servicing Agents that have entered into a Shareholder Servicing Agreement with the Fund and Acquiring Fund up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A shares of the Fund and Acquiring Fund.


     INVESTOR B SHARES AND INVESTOR C SHARES

     The Fund and Acquiring Fund have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor B Shares and Investor C Shares of the Fund and Acquiring Fund. Pursuant to these distribution plans, the Fund and Acquiring Fund may pay Stephens for expenses incurred in connection with the marketing or distribution of the Fund's shares, including sales related services provided by selling agents that have entered into a sales support agreement with Stephens. Payments under these distribution plans will be calculated daily and paid monthly and may not exceed 0.75% on an annualized basis of the average daily net asset value of the Investor B Shares and Investor C Shares of the Fund and Acquiring Fund. The Fund and Acquiring Fund have also adopted shareholder servicing plans with respect to the Investor B Shares and Investor C Shares of the Fund and Acquiring Fund. Pursuant to these shareholder servicing plans, the Fund and Acquiring Fund may compensate or reimburse servicing agents that provide shareholder support services to their customers who own shares of the Fund or Acquiring Fund. Payments under these shareholder servicing plans will be calculated daily and paid monthly and may not exceed 0.25% (on an annual basis) of the average daily net assets of the Investor B Shares and Investor C Shares.

COMPARISON OF PURCHASE, REDEMPTION, DISTRIBUTION AND EXCHANGE POLICIES AND OTHER SHAREHOLDER TRANSACTIONS AND SERVICES

     As a result of the Reorganization Fund shareholders will hold shares of the same class of the Acquiring Fund as they held in the Fund. For example, a Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the Acquiring Fund. Accordingly, all of the purchase, redemption, distribution, exchange policies and other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. As noted, no sales charge or sales load will be imposed in connection with the exchange of shares in the Reorganization.

FEDERAL INCOME TAX CONSIDERATIONS

     As noted, the exchange of shares in the Reorganization is expected to be tax free under federal income tax law. The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to Fund shareholders. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A Fund shareholder's tax treatment may vary depending upon its particular situation. A Fund shareholder may also be subject to special rules not discussed below if you are a certain kind of shareholder, including: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; or a person that does not hold Fund shares as a capital asset at the time of the Reorganization.

     Neither the Company nor Reserves has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service may adopt positions contrary to that discussed below and such positions could be sustained. A Fund shareholder is urged to consult with its own tax advisors and financial planners as to the particular tax consequences of the Reorganization to the Fund shareholder, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     The obligation of the Fund and the Acquiring Fund to consummate the Reorganization is conditioned upon the receipt by the Company and Reserves of an opinion of Morrison & Foerster LLP reasonably acceptable to the Company and Reserves substantially to the effect that, on the basis of the representations set forth or referred to in the opinion, the Reorganization will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code and that the Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code. Provided that the Reorganization so qualifies and the Fund and the Acquiring Fund are so treated:

   o Neither the Fund nor the Acquiring Fund will recognize any gain or loss as a result of the Reorganization.

   o A Fund shareholder will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder's Fund shares pursuant to the Reorganization.

   o A Fund shareholder's aggregate tax basis for the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Fund shares held immediately before the Reorganization.

   o A Fund shareholder's holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the Fund shares are held.

     The tax opinion of Morrison & Foerster LLP described above is based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Company, on behalf of the Fund, and Reserves, on behalf of the Acquiring Fund, including representations in certificates to be delivered to Morrison & Foerster LLP by the management of each of the Company and Reserves, which if incorrect in any material respect would jeopardize the conclusions reached by Morrison & Foerster LLP in the opinion. In addition, in the event that the Company and Reserves is unable to obtain the tax opinion, they are permitted under the Reorganization Agreement to waive the receipt of such tax opinion as a condition to their obligation to consummate the Reorganization.

     Regardless of whether the acquisition of the assets and liabilities of the Fund by the Acquiring Fund qualifies as a tax-free reorganization as described above, the sale of securities by the Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable distribution to the Fund's shareholders.

     Since its formation, each of the Fund and the Acquiring Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each of the Fund and the Acquiring Fund believes it has been, and expects to continue to be, relieved of federal income tax liability on its taxable income distributions to its shareholders.

CAPITALIZATION

     The following table shows the total net assets, number of shares outstanding and net asset value per share of the Fund and the Acquiring Fund. This information is generally referred to as the "capitalization." The term "PRO FORMA capitalization" means the expected capitalization of the Acquiring Fund after it has combined with the Fund, I.E., as if the Reorganization had already occurred.

     These capitalization tables are based on figures as of March 31, 2000. The ongoing investment performance and daily share purchase and redemption activity of the Fund and Acquiring Fund affects capitalization. Therefore, the capitalization on the Closing date may vary from the capitalization shown in the following table.

                                                                                   NET ASSET VALUE
                                 TOTAL NET ASSETS        SHARES OUTSTANDING           PER SHARE
                              ----------------------   ---------------------   ----------------------
International Equity Fund     $866,731,323                  51,784,624         $ 16.74
                              (Primary A shares)       (Primary A shares)      (Primary A shares)
                              $ 43,111,512                  2,611,087          $ 16.51
                              (Investor A shares)      (Investor A shares)     (Investor A shares)
                              $ 32,072,746                  1,997,210          $ 16.06
                              (Investor B shares)      (Investor B shares)     (Investor B shares)
                              $    986,856                    62,776           $ 15.72
                              (Investor C shares)      (Investor C shares)     (Investor C shares)
International Growth Fund     $ 96,459,769                  6,786,026          $ 14.21
                              (Primary A shares)       (Primary A shares)      (Primary A shares)
                              $ 31,710,025                  2,284,872          $ 13.88
                              (Investor A shares)      (Investor A shares)     (Investor A shares)
                              $  1,493,168                   111,280           $ 13.42
                              (Investor B shares)      (Investor B shares)     (Investor B shares)
                              $    542,517                    38,970           $ 13.92
                              (Investor C shares)      (Investor C shares)     (Investor C shares)
PRO FORMA International       $963,191,092                  57,547,809         $ 16.74
Equity Fund                   (Primary A shares)       (Primary A shares)      (Primary A shares)
                              $ 74,821,537                  4,531,633          $ 16.51
                              (Investor A shares)      (Investor A shares)     (Investor A shares)
                              $ 33,565,914                  2,090,191          $ 16.06
                              (Investor B shares)      (Investor B shares)     (Investor B shares)
                              $  1,529,373                    97,287           $ 15.72
                              (Investor C shares)      (Investor C shares)     (Investor C shares)

     The Acquiring Fund's financial highlights can be found in its Prospectuses, which are incorporated by reference in this Proxy/Prospectus.


                                 VOTING MATTERS

GENERAL INFORMATION

     This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Board of Directors of the Company. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Company also may solicit proxies by telephone or otherwise. In this connection, the Company has retained ADP Proxy Services to assist in the solicitation of proxies. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) by fax, by marking, signing, dating and faxing the enclosed Proxy Ballot to ADP Proxy Services care of (704) 388-2641; (3) by phone at (800) 690-6903; or 4) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation addressed to the Company at the address shown on the cover page of this Proxy/Prospectus, or a subsequently executed proxy or by attending the Meeting and voting in person.

     Any expenses incurred as a result of hiring ADP Proxy Services or any other proxy solicitation agent will be borne by BAAI, Gartmore and/or their affiliates.

     Only shareholders of record at the close of business on June 5, 2000 will be entitled to vote at the Meeting. On that date, 6,856,583 shares of the Fund were outstanding and entitled to be voted. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

     If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

QUORUM

     A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Interim Agreements and the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any Interim Agreement or the Reorganization Agreement are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Under Maryland state law, any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting, provided that the Meeting is not adjourned beyond the 120th day from June 5, 2000 (which is the record date). Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

SHAREHOLDER APPROVAL

     The Interim Agreements and the Reorganization Agreement are being submitted for approval at the Meeting by the Fund's shareholders pursuant to the Company's Articles of Incorporation and By-Laws, and were unanimously approved by the Company's Board of Directors at meetings held on March 3, 2000 and

April 26, 2000. The 1940 Act requires that each Interim Agreement must be approved by a "majority of the outstanding shares" of the Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of:
(i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund. The Reorganization Agreement must be approved by a majority of the Fund's shares that are voted by proxy or in person at the Meeting. The Acquiring Fund shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

     If an Interim Agreement is not approved by shareholders, Gartmore would be entitled to receive for the period covered by such Interim Agreement a portion of such compensation that equals its costs incurred in providing services under the Interim Agreement (plus interest earned on that amount while in escrow). If the Reorganization is not approved, the Board of Directors of the Company will consider what further action is appropriate.

PRINCIPAL SHAREHOLDERS

     The table below shows the name, address and share ownership of each person known to the Company and Reserves to have ownership with respect to 5% or more of a class of the Fund and Acquiring Fund, respectively, as of June 5, 2000. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Company or Reserves to own such shares beneficially is designated by an asterisk.


                                                                                                            PERCENTAGE OF
                                                          CLASS AMOUNT OF     PERCENTAGE     PERCENTAGE       FUND POST
            FUND              NAME AND ADDRESS              SHARES OWNED       OF CLASS        OF FUND         CLOSING
----------------------------  -------------------------- -----------------   ------------   ------------   --------------
 International Growth Fund    Kleinwort Benson Invest    Investor A;              8.43%          2.10%           0.18%
                              Mgt. Ltd.                   145,988.998
                              Attn: Andy Poile
                              PO Box 191 20
                              Fenchurch Street
                              London England EC3P 3DB

                              FISERV Securities, INC     Investor A;              5.29%          1.32%           0.12%
                              FAO 58900009                91,707.785
                              Attn: Mutual Funds
                              One Commerce Square
                              20005 Market Street
                              Suite 1200
                              Philadelphia, PA 19103

                              NFSC FEBO W38-718491       Investor B;             17.51%          0.30%           0.00%
                              William E Prettyman, Jr.    21,211.652
                              5393 Royal Mile Blvd
                              Salisbury, MD 21801

                              MLPF&S For the Sole        Investor B;              5.56%          0.00%           0.00%
                              Benefit of its Customers     6,735.885
                              Attn: Service Team
                              4800 Deer Lake Drive,
                              East 3rd Floor
                              Jacksonville, FL 32246

                                                                                                              PERCENTAGE OF
                                                            CLASS AMOUNT OF     PERCENTAGE     PERCENTAGE       FUND POST
            FUND              NAME AND ADDRESS                SHARES OWNED       OF CLASS        OF FUND         CLOSING
----------------------------  ---------------------------- -----------------   ------------   ------------   --------------
                              NFSC FEBO W52-006904         Investor C;             19.98%          0.00%           0.00%
                              NFSC/FMTC IRA Rollover           6,529.529
                              FBO Richard E Snowbarger
                              6800 Del Norte Lane Apt 220
                              Dallas, TX 75225

                              Jean F Baechlin              Investor C;              6.78%          0.00%           0.00%
                              222 Natoma Avenue Apt. A         2,215.069
                              Santa Barbara, CA 93101

                              Dean Witter Reynolds,        Investor C;              5.74%          0.00%           0.00%
                              CUST                             1,876.981
                              For Evelyn L Baker
                              PO Box 250 Church Street
                              Station
                              New York, NY 10008-0250

                              Bank of America, NA          Primary A;              89.58%         65.18%           5.71%
                              Attn: Tony Farrer            4,398,503.829
                              1401 Elm Street 11th Floor
                              Dallas, TX 75202-2911

                              Bankers Trust Services TN    Primary A;               7.53%          5.48%           0.48%
                              Air Canada College Fund        369,787.345
                              Attn: Jennifer Cobb
                              648 Grassmere Park
                              Nashville, TN 37211-3658

                              Stephens, Inc.               Primary B;             100.00%          0.00%           0.00%
                              Attn: Cindy Cole                     1.355
                              111 Center Street
                              Little Rock, AR 72201

 International Equity Fund    Bank of America, NA          Investor A;              9.30%          0.55%           0.50%
                              Attn: Tony Farrer              353,089.225
                              1401 Elm Street 11th Floor
                              Dallas, TX 75202-2911

                              Mellon Bank NA TTEE          Investor A;              8.91%          0.52%           0.48%
                              SMM Trust 1999-J               338,056.976
                              U/A DTD 12/8/99
                              429 SM Blvd #470
                              Santa Monica, CA 90401

                              Oasis Capital Management     Investor A;              5.91%          0.35%           0.32%
                              Operations                     224,391.838
                              4111 East 37th St, N
                              Wichita, KS 67220

                              H Grayson Mitchell Jr. and   Investor C;             12.71%          0.00%           0.00%
                              John Rawls, TTEE FBO             9,724.459
                              Grayson Mitchell Inc.
                              401K Plan
                              PO Box 128
                              Emporia, VA 23847

                                                                                        PERCENTAGE OF
                                      CLASS AMOUNT OF     PERCENTAGE     PERCENTAGE       FUND POST
 FUND   NAME AND ADDRESS                SHARES OWNED       OF CLASS        OF FUND         CLOSING
------  ---------------------------- -----------------   ------------   ------------   --------------
        CA Porterfield & Rosalee     Investor C;              9.97%          0.00%           0.00%
        Moxley & Frank Minton             7,624.908
        TTEES FBO
        Starmount Company
        Employees Tax Deferred
        Savings Plan
        PO Box 10349
        Greensboro, NC 27404-0349

        E Larry Fonts TTE FBO        Investor C;              9.15%          0.00%           0.00%
        Central Dallas Association        6,998.760
        Profit Sharing Plan
        1201 Elm Street Suite 5310
        Dallas, TX 75270

        Tatsushi T Kubo, Max W       Investor C;              8.25%          0.00%           0.00%
        Dahlgren & John Dahlgren          6,314.813
        TTEES FBO
        Epic Products International
        Corporation 401K Plan
        PO Box 5808
        Arlington, TX 76005-5808

        BNY CUST IRA FBO             Investor C;              7.82%          0.00%           0.00%
        Celestine A Thelen                5,982.371
        8501 Manastash Rd
        Ellensburg, WA 98926

        CA Porterfield & Rosalee     Investor C;              6.70%          0.00%           0.00%
        Moxley & Frank Minton             5,122.748
        TTEES FBO
        Starmount Company Capital
        Accumulation Plan
        PO Box 10349
        Greensboro, NC 27404-0349

        NFSC FEBO W17-662862         Investor C;              6.38%          0.00%           0.00%
        NFSC/FMTC IRA Rollover            4,879.445
        FBO Linda G Walker
        7 Sally Street
        Spartanburg, SC 29301

        Donald R Atkins and          Investor C;              5.11%          0.00%           0.00%
        David R Morgan TTEES              3,907.599
        Lyndon Steel 401K Profit
        Sharing Plan
        1947 Union Cross Road
        Winston-Salem, NC 27107

        Bank of America, NA          Primary A;              90.07%         81.80%          75.13%
        Attn: Tony Farrer            51,905,368.401
        1401 Elm Street 11th Floor
        Dallas, TX 75202-2911

                                                                                   PERCENTAGE OF
                                 CLASS AMOUNT OF     PERCENTAGE     PERCENTAGE       FUND POST
 FUND   NAME AND ADDRESS           SHARES OWNED       OF CLASS        OF FUND         CLOSING
------  ----------------------- -----------------   ------------   ------------   --------------
        Bank of America, NA     Primary A;               5.48%          4.98%           4.57%
        TTEE NB 401K Plan       3,159,419.515
        U/A DTD 01/01/1983
        PO Box 2518/TX4-
        213-03-13
        Houston, TX 77252-2518

        Stephens, Inc.          Primary B;             100.00%          0.00%           0.00%
        Attn: Cindy Cole                1.735
        111 Center Street
        Little Rock, AR 72201

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of June 5, 2000, Bank of America had voting control of 63.92% of the Fund's outstanding shares. Accordingly, Bank of America may be considered to "control" the Fund. The address of Bank of America is: 1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. It is possible that the effect of the bank's control would be the increased likelihood that the Fund's shareholders will approve the Reorganization.

     As of June 5, 2000, the officers and Directors of the Company, as a group, owned less than 1% of any class of the Fund or Acquiring Fund.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

     The Company presently does not hold annual meetings of shareholders for the election of Directors and other business unless otherwise required by the 1940 Act.


             ADDITIONAL INFORMATION ABOUT THE COMPANY AND RESERVES

     Additional information about the Fund and Acquiring Fund is included in their Prospectuses and Statements of Additional Information dated August 1, 1999, as supplemented, copies of which, to the extent not included herewith, may be obtained without charge by writing or calling the Company at the address and telephone number set forth on the first page of this Proxy/Prospectus. The proxy materials, reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC located at 450 5th Street N.W., Washington, D.C. 20549, and 7 World TradeCenter, Suite 1300, New York, NY 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at
prescribed rates. In addition, the SEC maintains a web site (www.sec.gov) that contains reports, other information and proxy statements filed by the Company.

     Officers of the Company are elected by, and serve at the pleasure of, the Board of Directors. Officers of the Company receive no remuneration from the Company for their services in such capacities.

                             FINANCIAL STATEMENTS

     The audited financial statements and financial highlights for shares of the Fund and Acquiring Fund for the annual period ended March 31, 2000 are incorporated by reference in their prospectuses or statements of additional information, or in the statement of additional information related to this Proxy/Prospectus.

     The annual financial statements and financial highlights of the Fund and Acquiring Fund for the year ended March 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon and have been incorporated by reference in the Statement of Additional Information to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

                                OTHER BUSINESS

     The Company's Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Company in writing at the address, or by phone at the phone number, on the cover page of this Proxy/Prospectus.

                                   *  *   *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY FAX, TELEPHONE OR ON-LINE.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MARCH 31, 2000 ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS FUND, INC., ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT 1-800-321-7854.

                                   APPENDIX I

           EXPENSE SUMMARIES OF NATIONS INTERNATIONAL GROWTH FUND AND
                       NATIONS INTERNATIONAL EQUITY FUND
             ----------------------------------------------------
     The following tables describe the fees and expenses associated with holding Fund and Acquiring Fund shares. In particular, the tables (a) compare the fees and expenses as of March 31, 2000, for each class of the Fund and the corresponding class of the Acquiring Fund, and (b) show the estimated fees and expenses for the combined Fund on a PRO FORMA basis after giving effect to the Reorganization.

     The fund operating expense levels shown in this Proxy/Prospectus assume current net asset levels; PRO FORMA expense levels shown should not be considered an actual representation of future expenses or performance. Such PRO FORMA expense levels project anticipated levels but may be greater or less than those shown.

                         INTERNATIONAL GROWTH FUND AND
                           INTERNATIONAL EQUITY FUND

PRIMARY A SHARES

                                                                                                   INTERNATIONAL
                                                                                                    EQUITY FUND
                                                                                                     PRO FORMA
                                                              INTERNATIONAL     INTERNATIONAL         (AFTER
                                                               GROWTH FUND       EQUITY FUND      REORGANIZATION)
                                                             ---------------   ---------------   ----------------
SHAREHOLDER FEES
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........        none              none               none
Maximum deferred sales charge (load) .....................        none              none               none
Redemption fee ...........................................        none              none               none
ANNUAL FUND OPERATING EXPENSES
  (Expenses that are deducted from the Fund's assets)
Management fees ..........................................         0.80%             0.80%              0.80%
Other expenses ...........................................         0.47%             0.35%              0.35%
Total annual Fund operating expenses .....................         1.27%             1.15%              1.15%

EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you invest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PRIMARY A SHARES


                                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                        --------   ---------   ---------   ---------
International Growth Fund ...........................................     $129        $403        $697      $1,534
International Equity Fund ...........................................     $117        $365        $633      $1,398
International Equity Fund PRO FORMA (after reorganization) ..........     $117        $365        $633      $1,398

                         INTERNATIONAL GROWTH FUND AND
                           INTERNATIONAL EQUITY FUND

INVESTOR A SHARES

                                                                                                    INTERNATIONAL
                                                                                                     EQUITY FUND
                                                                                                      PRO FORMA
                                                               INTERNATIONAL     INTERNATIONAL         (AFTER
                                                                GROWTH FUND       EQUITY FUND      REORGANIZATION)
                                                              ---------------   ---------------   ----------------
SHAREHOLDER FEES
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
  offering price ..........................................         5.75%             5.75%              5.75%
Maximum deferred sales charge (load)* .....................        none              none               none
Redemption fee ............................................        none              none               none
ANNUAL FUND OPERATING EXPENSES
  (Expenses that are deducted from the Fund's assets)
Management fees ...........................................         0.80%             0.80%              0.80%
Other expenses ............................................         0.72%             0.60%              0.60%
Total annual Fund operating expenses ......................         1.52%             1.40%              1.40%

--------
* A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A shares and sell them within 18 months of buying them. Different charges may apply to purchases made prior to August 1, 1999.
  Please see the Fund's or Acquiring Fund's prospectus for more details.

EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you invest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVESTOR A SHARES


                                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                        --------   ---------   ---------   ---------
International Growth Fund ...........................................     $721      $1,028      $1,358      $2,287
International Equity Fund ...........................................     $709      $  993      $1,298      $2,161
International Equity Fund PRO FORMA (after reorganization) ..........     $709      $  993      $1,298      $2,161

                         INTERNATIONAL GROWTH FUND AND
                           INTERNATIONAL EQUITY FUND

INVESTOR B SHARES

                                                                                                   INTERNATIONAL
                                                                                                    EQUITY FUND
                                                                                                     PRO FORMA
                                                              INTERNATIONAL     INTERNATIONAL         (AFTER
                                                               GROWTH FUND       EQUITY FUND      REORGANIZATION)
                                                             ---------------   ---------------   ----------------
SHAREHOLDER FEES
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........        none              none               none
Maximum deferred sales charge (load), as a % of net asset
  value* .................................................         5.00%             5.00%              5.00%
Redemption fee ...........................................        none              none               none
ANNUAL FUND OPERATING EXPENSES
  (Expenses that are deducted from the Fund's assets)
Management fees ..........................................         0.80%             0.80%              0.80%
Other expenses ...........................................         1.47%             1.35%              1.35%
Total annual Fund operating expenses .....................         2.27%             2.15%              2.15%

--------
* This charge decreases over time. Please see the Fund's or Acquiring Fund's prospectus for more details.

EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you invest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVESTOR B SHARES

                                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                        --------   ---------   ---------   ---------
International Growth Fund ...........................................     $730      $1,009      $1,415      $2,417
International Equity Fund ...........................................     $718      $  973      $1,354      $2,292
International Equity Fund PRO FORMA (after reorganization) ..........     $718      $  973      $1,354      $2,292

     If you bought Investor B shares, you would pay the following expenses if you didn't sell your shares:

INVESTOR B SHARES

                                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                        --------   ---------   ---------   ---------
International Growth Fund ...........................................     $230        $709      $1,215      $2,417
International Equity Fund ...........................................     $218        $673      $1,154      $2,292
International Equity Fund PRO FORMA (after reorganization) ..........     $218        $673      $1,154      $2,292

            INTERNATIONAL GROWTH FUND AND INTERNATIONAL EQUITY FUND


                               INVESTOR C SHARES
                                                                                                   INTERNATIONAL
                                                                                                    EQUITY FUND
                                                                                                     PRO FORMA
                                                              INTERNATIONAL     INTERNATIONAL         (AFTER
                                                               GROWTH FUND       EQUITY FUND      REORGANIZATION)
                                                             ---------------   ---------------   ----------------
SHAREHOLDER FEES
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........        none              none               none
Maximum deferred sales charge (load), as a % of net
  asset value* ...........................................         1.00%             1.00%              1.00%
Redemption fee ...........................................        none              none               none
ANNUAL FUND OPERATING EXPENSES
  (Expenses that are deducted from the Fund's assets)
Management fees ..........................................         0.80%             0.80%              0.80%
Other expenses ...........................................         1.47%             1.35%              1.35%
Total annual Fund operating expenses .....................         2.27%             2.15%              2.15%

--------
* This charge applies to investors who buy Investor C shares and sell them within one year of buying them. Please see the Fund's or Acquiring Fund's prospectus for more details.

EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you invest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVESTOR C SHARES

                                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                        --------   ---------   ---------   ---------
International Growth Fund ...........................................     $328        $802      $1,303      $2,680
International Equity Fund ...........................................     $316        $766      $1,243      $2,558
International Equity Fund PRO FORMA (after reorganization) ..........     $316        $766      $1,243      $2,558

     If you bought Investor C shares, you would pay the following expenses if you didn't sell your shares:

INVESTOR C SHARES

                                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                        --------   ---------   ---------   ---------
International Growth Fund ...........................................     $230        $709      $1,215      $2,605
International Equity Fund ...........................................     $218        $673      $1,154      $2,483
International Equity Fund PRO FORMA (after reorganization) ..........     $218        $673      $1,154      $2,483

             APPENDIX II -- COMPARISON OF PERFORMANCE OF THE FUNDS

                 NATIONS INTERNATIONAL EQUITY FUND PERFORMANCE

A LOOK AT THE ACQUIRING FUND'S PERFORMANCE

     The following bar chart and table show you how the Acquiring Fund has performed in the past, and can help you understand the risks of investing in the Acquiring Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

YEAR BY YEAR TOTAL RETURN FOR PRIMARY A SHARES (%) AS OF DECEMBER 31 EACH YEAR

     The bar chart shows you how the performance of the Acquiring Fund's Primary A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor A, Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS BELOW WITH THE FOLLOWING PLOT POINTS:]

 1992      1993     1994      1995      1996      1997       1998      1999
 ----      ----     ----      ----      ----      ----       ----      ----
-8.57%    27.21%    2.60%     8.45%     8.47%     1.27%     16.46%    39.49%

YEAR-TO-DATE RETURN AS OF MARCH 31, 2000: 0.83%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:          28.59%
Worst: 3rd quarter 1998:        -13.94%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

     The table shows the Acquiring Fund's average annual total return for each period, compared with the MSCI EAFE INDEX (Morgan Stanley Capital International Europe, Australia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.


                             1 YEAR       5 YEARS      SINCE INCEPTION
                          -----------   -----------   ----------------
    Primary A Shares          39.49%        14.12%          11.48%
    Investor A Shares         39.13%        13.87%          11.38%
    Investor B Shares         37.68%        12.97%          12.06%
    Investor C Shares         37.64%        13.09%          11.02%
    MSCI EAFE Index           26.96%        12.82%          13.29%

                 NATIONS INTERNATIONAL GROWTH FUND PERFORMANCE

A LOOK AT THE FUND'S PERFORMANCE

     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

YEAR BY YEAR TOTAL RETURN FOR PRIMARY A SHARES (%) AS OF DECEMBER 31 EACH YEAR

     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor A, Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS BELOW WITH THE FOLLOWING PLOT POINTS:]

 1994      1995     1996      1997      1998      1999
 ----      ----     ----      ----      ----      ----
-0.02%    14.00%   11.18%     2.04%    20.19%    26.17%


YEAR-TO-DATE RETURN AS OF MARCH 31, 2000: -3.07%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:         21.00%
Worst: 3rd quarter 1990:        -14.55%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

     The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE INDEX (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stock from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.


                           1 YEAR       5 YEARS      10 YEARS     SINCE INCEPTION
                        -----------   -----------   ----------   ----------------
  Primary A Shares          26.17%        14.42%                      13.55%
  Investor A Shares         25.97%        14.17%        8.62%         12.10%
  Investor B Shares         24.47%           --           --          12.22%
  Investor C Shares         24.60%           --           --          16.38%
  MSCI EAFE Index           26.96%        12.82%        7.01%         12.41%*

*Return is from inception of index (12-31-69).

          APPENDIX III -- MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is a "multi-manager" fund, meaning that it is managed by more than one sub-adviser. Each sub-adviser manages approximately one-third of Fund's assets. The three sub-advisers to the Fund are Gartmore Global Partners, INVESCO Global Asset Management (N.A.), Inc., and Putnam Investment Management, Inc.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2000, Nations International Equity Fund Investor A Shares provided shareholders with a total return of 39.54%.**

During the past year, the Fund changed its investment management approach by adding two sub-advisers: Putnam Investment Management, Inc. (Putnam), and INVESCO Global Asset Management (N.A.), Inc. (INVESCO) in addition to Gartmore Global Partners. The intent of this change is to diversify away from specific manager risk and to enhance return potential. We believe that managing the Fund's assets with multiple managers, each with a distinct yet complementary investment the style, may result in better performance and greater consistency of returns over time.

IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON NATIONS INTERNATIONAL EQUITY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2000 AND THEIR OUTLOOK FOR THE FUTURE.

PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.

Nations International Equity Fund's intention is to provide shareholders with long-term growth by investing in equity securities of companies located outside the U.S. The Fund is an "extended" EAFE vehicle, meaning that in addition to investing in the countries contained in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index,*** it also invests in lesser developed countries. The Fund is designed to be a core international holding with a strong tilt toward growth.

The Fund features:
o A combination of top-down regional allocation and bottom-up stock selection;
o Large capitalization securities; and
o "Extended" EAFE exposure seeking to enhance performance through investments in emerging markets.

* THE OUTLOOK FOR THIS FUND MAY DIFFER FROM THAT PRESENTED FOR OTHER NATIONS FUNDS MUTUAL FUNDS.

** THE PERFORMANCE SHOWN DOES NOT REFLECT THE MAXIMUM FRONT-END SALES CHARGE OF
   5.75%, WHICH MAY BE CHARGED ON PURCHASES OF INVESTOR A SHARES. FOR STANDARDIZED PERFORMANCE, PLEASE REFER TO THE PERFORMANCE TABLE. PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN.

***THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI
   EAFE)

                                     III-1

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY* CONTINUED

Gartmore considers its primary goal to be identifying opportunities for unexpected and above-average future earnings growth. The team attempts to achieve this by screening regions, countries, sectors and individual stocks to determine areas of emphasis to achieve earnings growth that is consistently higher than consensus forecasts. By combining active regional and country allocations with theme-based sector and stock selection, the team seeks to maintain a portfolio that strategically emphasizes growing markets. At the same time, Gartmore seeks to avoid those markets with less favorable prospects. The process is driven by fundamental research that combines analysis from the macroeconomic to the individual company level.

The Putnam team considers its primary goal to be seeking consistent, above-average returns and low relative risk by investing in a diversified portfolio of non-U.S. companies which Putnam believes are selling significantly below their long-term worth. To attempt to achieve this, Putnam uses a style-neutral, systematic approach that blends top-down country and sector allocation and bottom-up stock selection driven by valuation, fundamental research, and quantitative analysis.

The INVESCO team uses a bottom-up style of management with a primary focus on stock selection. INVESCO favors high-quality, stable growth companies that appear to be attractively priced based on a discounted cash flow approach to investing.

PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.

Nations International Equity Fund (Investor A Shares) provided shareholders with a return of 39.54%, substantially outperforming its

INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX THAT TRACKS STOCKS TRADED IN TWENTY COUNTRIES IN EUROPE, AUSTRALIA AND THE FAR EAST. IT IS UNAVAILABLE FOR INVESTMENT. SOURCE FOR ALL STATISTICAL DATA -- GARTMORE GLOBAL PARTNERS, INVESCO AND PUTNAM.

INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     III-2

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY* CONTINUED

benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which returned 25.09%.

WHAT WAS THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL EQUITY INVESTING DURING THE FISCAL YEAR?

International equity markets thrived over the period amid a broad recovery in economic growth and corporate profitability. After a slow start early in 1999, investors became increasingly convinced that economies outside the United States, previously perceived as stagnant or even contracting, had begun to show signs of recovery. The improving international economic conditions were highlighted by larger-than-expected European interest rate cuts and the apparent revival of Asian economies, which assured investors that the international markets' deceleration in profit growth was coming to an end.

In Europe, there was increasing evidence during the period of a broad-based recovery, from the peripheral countries to the larger, core economies of France, Italy, and Germany. After a successful launch, the euro weakened steadily during 1999, providing exporters with a competitive edge. Mergers and corporate restructurings also persisted throughout the period, as European companies pursued cost-cutting initiatives and increased shareholder value.

Economic growth in many Pacific Basin countries was surprisingly vibrant throughout the period. The improvement of the Japanese economy, in particular, sparked a significant strengthening of the yen against the U.S. dollar. Many newer, faster growing telecommunications, computer, and information technology companies, and an expanding service sector fueled the expansion of the Japanese economy. In stark contrast, there was significant consolidation in Japan's older industries, which struggled to compete.

Markets in Latin America were also vibrant. In particular, Brazil, Argentina, and Mexico enjoyed strong growth, driven by competitive currencies, robust merger-and-acquisition activity, and compelling valuations. Moreover, pro-growth monetary policies by central banks around the world have reduced risk on a global basis, boosting investor tolerance for emerging markets.

                                     III-3

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY* CONTINUED

WHAT AREAS AND HOLDINGS CONTRIBUTED TO THE PERFORMANCE OF THE FUND?+

Investments in the technology and telecommunications sectors were the leading contributors to performance. Leading performers among the technology holdings included SAP AG (Germany), Philips Electronics NV (Netherlands), Murata and NTT DoCoMo (Japan), Samsung Electronics (Korea) and STMicroelectronics (France). The Fund's telecommunications holdings performed exceptionally well, led by Nokia (Finland), Ericsson (L.M.) Telephone Company (Sweden), Nortel Networks Corporation (Canada), Telmex (Mexico), Telecom Italia SpA (Italy), and Mannesmann AG (Germany). Other strong contributors included media companies such as News Corporation of Australia and Nippon Television of Japan. Sony Corporation, the diversified electronics products company based in Japan, also had stellar performance.

Investments in Latin America's emerging markets, notably Brazil and Mexico, did very well, although the Fund did not take large positions in them.

The exceptionally strong performance by the yen in international currency markets helped returns, although the yen's positive effects were somewhat offset by the weak performance of the euro, which muted the results from European investments.

WHAT IS THE OUTLOOK FOR THE YEAR AHEAD?

In Gartmore's view, accelerating economic activity should continue to support international equity markets over the next 12 months. Rising interest rates are a concern, particularly in Europe, and there may be some inflationary pressures. However, healthy corporate earnings growth is expected in all regions -- even in Japan.

Putnam believes the prospects for investment opportunities are bright, especially in France, where the equity market is bolstered by a healthy economy and a burgeoning technology and telecommunications sector. Putnam also has a favorable view of opportunities in Germany and Japan,

+PORTFOLIO HOLDINGS AND CHARACTERISTICS ARE SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS AND CHARACTERISTICS.

                                     III-4

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY* CONTINUED

and has a positive view about the prospects in emerging markets. However, the firm believes the market in the United Kingdom may continue to be vulnerable.

INVESCO is reasonably optimistic about the outlook for international stocks, particularly in relation to the domestic market. Supporting this view are the low levels of inflation and interest rates abroad, the coordinated recovery of economies in Europe and Asia, and the substantial amount of merger and acquisition activity occurring overseas. The inclination of foreign investors to shift more of their assets from fixed-income vehicles into equities is also contributing to a favorable climate for stocks. INVESCO believes that offsetting this, to some degree, is the tightening stance of the U.S. Federal Reserve Board and the high valuations in certain areas of the market.

                                     III-5

NATIONS INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
 PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

Sweden          3.2%
Finland         3.4%
Hong Kong       3.6%
Italy           3.9%
Switzerland     4.1%
Netherlands     5.6%
Germany         5.6%
France         11.7%
United Kingdom 17.7%
Japan          23.6%
Other          17.6%

PORTFOLIO HOLDINGS WERE CURRENT AS OF MARCH 31, 2000, ARE SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS.


TOP 10 HOLDINGS

1    Vodafone AirTouch plc                        3.1%
2    Total Fina                                   2.7%
3    Nokia AB Oy                                  2.5%
4    Nippon Telegraph and Telephone Company       2.4%
5    Sony Corporation                             2.4%
6    Ericsson (L.M.) Telephone Company, Series B  2.0%
7    Shell Transport & Trading Company Ord.       1.6%
8    Kyocera Corporation                          1.5%
9    Telecom Italia Mobile SpA                    1.2%
10   Internationale Nederlanden Groep NV          1.1%

THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND SECURITIES IN WHICH THE FUND MAY INVEST.


                                     III-6

NATIONS INTERNATIONAL EQUITY FUND


PERFORMANCE

--------------------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT


[LINE CHARTS APPEAR BELOW WITH THE FOLLOWING INFORMATION:]

INVESTOR A SHARES AT MOP* (AS OF 3/31/00)
ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

Jun. 3                                           Mar. 31
 1992      1993      1995      1997      1999      2000
 ----      ----      ----      ----      ----      ----
               PLEASE SUPPLY PLOT POINTS


INVESTOR A SHARES AT NAV** (AS OF 3/31/00)
ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

Jun. 3                                           Mar. 31
 1992      1993      1995      1997      1999      2000
 ----      ----      ----      ----      ----      ----
               PLEASE SUPPLY PLOT POINTS

AVERAGE ANNUAL TOTAL RETURN
Investor A Shares
SINCE INCEPTION          NAV**     MOP*
(6/3/92 through
 3/31/00)               11.12%    10.28%

THE CHARTS TO THE LEFT SHOW THE GROWTH IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INVESTOR A SHARES OF NATIONS INTERNATIONAL EQUITY FUND FROM THE INCEPTION OF THE SHARE CLASS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX THAT TRACKS STOCKS TRADED ON 20 EXCHANGES IN EUROPE, AUSTRALIA AND THE FAR EAST. FUNDS INCLUDED IN THE LIPPER INTERNATIONAL FUNDS UNIVERSE INVEST THEIR ASSETS IN SECURITIES WITH PRIMARY TRADING MARKETS OUTSIDE OF THE U.S. IT IS NOT POSSIBLE TO INVEST IN THE INDEX OR LIPPER UNIVERSE. THE PERFORMANCE OF PRIMARY A, INVESTOR B AND INVESTOR C SHARES MAY VARY BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY THE SHAREHOLDERS INVESTING IN EACH CLASS.

[GRAPHIC]  Nations International Equity Fund

[GRAPHIC]  Lipper International
           Funds Universe

[GRAPHIC]  MSCI EAFE Index


                                     III-7

NATIONS INTERNATIONAL EQUITY FUND

 ------------------------------------------------------------------------------

 TOTAL RETURN (AS OF 3/31/00)



                           PRIMARY A           INVESTOR A                  INVESTOR B                  INVESTOR C
                                           NAV**          MOP*         NAV**        CDSC***         NAV         CDSC***
Inception date              12/2/91              6/3/92                      6/7/93                      6/17/92
-----------------------   -----------   -------------------------   -------------------------   -------------------------
1 YEAR PERFORMANCE            39.85%        39.54%        31.53%        38.14%        33.14%        38.12%        37.12%
-----------------------       -----         -----         -----         -----         -----         -----         -----
AVERAGE ANNUAL RETURNS
3 YEARS                       18.94%        18.72%        16.41%        17.68%        16.95%        17.71%        17.71%
5 YEARS                       15.35%        15.10%        13.75%        14.20%        13.96%        14.30%        14.30%
SINCE INCEPTION               11.22%        11.12%        10.28%        11.70%        11.70%        10.74%        10.74%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AVERAGE ANNUAL RETURNS ARE HISTORICAL IN NATURE AND MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS ASSUMING REINVESTMENT OF DISTRIBUTIONS.

*FIGURES AT MAXIMUM OFFERING PRICE (MOP) REFLECT THE MAXIMUM FRONT-END SALES CHARGE OF 5.75%.

**FIGURES AT NET ASSET VALUE (NAV) DO NOT REFLECT ANY SALES CHARGES. INVESTOR A SHARES ARE AVAILABLE WITH A REDUCED OR WAIVED SALES CHARGE ONLY UNDER CERTAIN CIRCUMSTANCES AS DESCRIBED IN THE PROSPECTUS.

***FIGURES AT CDSC REFLECT THE MAXIMUM APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS BY THE INVESTMENT ADVISER AND THE CO-ADMINISTRATOR, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN.

                                     III-8

NATIONS INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY*


IN THE FOLLOWING INTERVIEW, MR. O'NEILL SHARES HIS VIEWS ON NATIONS INTERNATIONAL GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2000 AND HIS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT
Brian O'Neill is Portfolio Manager of Nations International Growth Fund and is the Principal Senior Investment Manager of the Global Portfolio Team for Gartmore Global Partners, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2000, Nations International Growth Fund Investor A Shares provided shareholders with a total return of 22.18%.**


PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.

The Fund's investment philosophy is that a diversified portfolio of equity securities of established non-United States companies can provide long-term growth of capital and income. The portfolio will generally hold 50-to-80 securities invested in approximately 10 sectors within 15-to-20 markets. The manager uses a bottom-up approach to selecting securities, looking for companies with high quality and sustainable earnings. The manager also seeks companies with high growth potential over a two-year investment horizon, quality management teams, the ability to finance growth internally and strong financial results. Throughout the investment process, the manager balances the portfolio's emphasis on growth companies with sensitivity to securities' prices.

PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.

Nations International Growth Fund (Investor A Shares) provided shareholders with a return of 22.18%, underperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index.***

HOW WOULD YOU DESCRIBE THE INTERNATIONAL ECONOMIC AND MARKET ENVIRONMENT DURING THE FISCAL YEAR?

Economic activity -- and equity markets -- picked up around the world in the 12-month period ended March 31, 2000. Japan and the rest of the Pacific region led the equity market performance earlier in the year. Continental European equity markets strengthened towards the end of the period. Brazil and Mexico exceeded expectations, rising by substantially more than the developed markets in U.S. dollar terms over the period. In general, a combination of strong economic growth, subdued inflation, low

*THE OUTLOOK FOR THIS FUND MAY DIFFER FROM THAT PRESENTED FOR OTHER NATIONS FUNDS MUTUAL FUNDS.
**THE PERFORMANCE SHOWN DOES NOT REFLECT THE MAXIMUM FRONT-END SALES CHARGE OF 5.75%, WHICH MAY BE CHARGED ON PURCHASES OF INVESTOR A SHARES. FOR STANDARDIZED PERFORMANCE, PLEASE REFER TO THE PERFORMANCE TABLE. PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS BY THE INVESTMENT ADVISER AND THE CO-ADMINISTRATOR, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN.
***THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI
EAFE) INDEX

                                     III-9

NATIONS INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY* CONTINUED

unemployment and enthusiasm for technology combined to push markets to new highs, helping the MSCI EAFE Index outpace the Standard & Poor's 500 Composite Stock Price Index, in U.S. dollar terms, by a considerable margin+. Clearly, the most noteworthy development of the past twelve months was the emergence of so-called TMT (telecommunications, media and technology) stocks as the driving force of markets, while financials, pharmaceuticals and energy stocks all lost ground.

European markets suffered early in the period as bond yields rose and currencies weakened in anticipation of rising interest rates in the U.S. and U.K. Elsewhere, concern about the effects of higher interest rates on both inflation and the currency prompted the European Central Bank to notch up its policy rate (an administered rate similar to the Federal Funds rate in the U.S.) to 3.25% over the period, while interest rates in the U.K. rose to 6.0%. Against this background, however, corporate profits also rose strongly while GDP (gross domestic product) growth kept pace with or exceeded expectations. This provided an underpinning to equity markets, particularly later in the reporting period. As in most of the rest of the world, much of the rise was attributable to the TMT sectors. This resulted in extraordinary outperformance in the smaller markets of Finland and Sweden because of the dominance of Nokia (mobile handsets manufacturer) and Ericsson (telecom infrastructure) in their respective markets. In contrast, Switzerland was a notable loser due to the predominance of financials and pharmaceuticals in its stock market.

Markets across the Pacific outside Japan rose strongly during the period, although they began losing steam in December as concerns over interest rates and regional politics cast shadows over investor sentiment. Australia

IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX THAT TRACKS STOCKS TRADED IN TWENTY COUNTRIES IN EUROPE, AUSTRALIA AND THE FAR EAST. IT IS UNAVAILABLE FOR INVESTMENT. SOURCE FOR ALL STATISTICAL DATA -- GARTMORE GLOBAL PARTNERS. +THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS AN UNMANAGED INDEX OF 500 WIDELY HELD COMMON STOCKS. IT IS UNAVAILABLE FOR INVESTMENT.

INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATES WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     III-10

NATIONS INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY* CONTINUED

fared less well initially as investors, who had been attracted by its appeal as a safe haven, shifted assets back into the recovering markets of East Asia. However, more recently, Australia has proved more resilient than the region as a whole, helped by a strong economy and the fact that valuations there were not excessively high. Also, telecommunications and media stocks such as News Corporation Ltd. and Cable & Wireless Optus Ltd. have outperformed over the year. Hong Kong appears to have been less affected by interest rate fears than in the past because the interest-rate sensitive property and financial sectors have been supplanted by China-related technology and telecom plays. Nevertheless, given the low level of interest rates generally in the region, fears of monetary tightening are mounting as economic growth continues, bringing with it the possibility of inflation. Australia is already on a tightening course as its government moves to tame inflation, now 4.2%, against a background of strong economic growth, expected to be 4.0% this year.

The Japanese economy continued to be weak with GDP falling 1.0% in the third quarter of 1999 and a greater-than-expected 1.4% in the fourth quarter. In U.S. dollar terms, the Japanese equity market outperformed Europe and the Pacific ex-Japan region over the reporting period. However, this was purely a function of currency. The market continued to be extremely narrow in focus as investors concentrated on the "new Japan" sector. Mixed consumption indicators suggested that consumer spending remained subdued in January and the Bank of Japan's zero interest rate policy remained unchanged. On a slightly brighter note, a recent surge in machinery orders points to better times ahead and capital spending is expected to turn positive from September.

The strongest earnings signals appear now to be coming out of Latin America. The huge rises in the dominant markets of Brazil and Mexico over the past 12 months demonstrated the extraordinary potential of emerging markets when prudent government policy, falling interest rates and global economic growth combine to drive up corporate earnings. In both countries, interest rates broke through the 20% barrier in the final quarter of 1999 and Brazil recently initiated a further 0.50% cut in late March.

                                     III-11

NATIONS INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY* CONTINUED

WHAT PARTICULAR STOCKS PROVED ESPECIALLY FAVORABLE FOR THE FUND?++

The Fund's bottom-up investment strategy emphasizes growth stocks. In general, the Fund's telecommunications, media and technology investments performed strongly over the 12-month period. These included Sweden's Ericsson and Germany's Mannesmann AG (recently acquired by Vodafone Airtouch of the U.K.), Australia's News Corporation and Cable & Wireless Optus.

WHAT IMPACT DID CURRENCY HAVE ON FUND PERFORMANCE?

The biggest currency-related impact to Fund performance was a strong yen which helped the Fund. However, a continued weakening of the euro over the period offset much of the benefit the Fund derived from yen strength.

WHAT IS YOUR INTERNATIONAL ECONOMIC AND MARKET OUTLOOK FOR THE YEAR AHEAD?

Accelerating economic activity should continue to support international equity markets over the next 12 months. Rising interest rates are a concern, particularly in Europe, and there may be some inflationary pressures. However, firm earnings growth is expected in all regions -- even in Japan. Specifically, we are projecting increases in corporate earnings of 17% for Continental Europe and 12% for the U.K. in 2000. We have raised our estimated GDP growth rate for the U.K. in 2000 from 2.7% to 2.9%, while in Continental Europe we are forecasting GDP growth of 3.1%. In Japan, we continue to wait for some sign of an end to deflation. Moribund as it appears relative to other regions, the Japanese economy should show some life this year with estimated GDP growth of 1.0%, rising to 2.0% in 2001. While markets of the Pacific ex-Japan region have recently fallen back, corporate earnings growth should continue and we are encouraged by the progress in corporate restructuring, particularly in Korea. In Latin America, the recent upgrading of Mexico's debt and improved outlook for Brazil's can only speed the region's economic progress. Overall, the consensus forecast for earnings growth in the region is for 27% in 2000, rising from 23.5% in 1999. However, we believe there is room for unexpected positive earnings, given the falling interest rate environment and record number of prudent government economic policies.

++PORTFOLIO HOLDINGS AND CHARACTERISTICS ARE SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS AND CHARACTERISTICS.

                                     III-12

NATIONS INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY* CONTINUED

WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS MARKET ENVIRONMENT?

From a bottom-up perspective, the influence of technology, e-commerce in particular, will remain a key theme in stock markets. International markets offer a wide range of opportunities, from telecommunications companies with expertise in fixed-line and mobile infrastructure to specialty semiconductor manufacturers. In addition, companies engaged in large-scale buying and selling in sectors such as oil, pharmaceuticals, utilities and electronic component manufacturing should stand to benefit from emerging business-to-business (B2B) strategies, facilitated by electronic intermediaries. In general, a buoyant global economy should provide a positive tone to equity markets.

HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE OPPORTUNITIES?

We are maintaining an overweight position in technology and telecom stocks. However, we generally avoid so-called direct plays on the internet such as internet service providers (ISPs) and dot.coms with little track record and heavy cash demands. Instead we focus on the indirect plays, those companies which stand to benefit from the enormous expenditure companies will have to make over the next several years as they put e-commerce strategies in place. These include both fixed-line and mobile telecom companies providing everything from handsets to infrastructures, as well as the companies that provide software and hardware to facilitate electronic communication. At the same time, our bottom-up stock selection process will continue to identify companies in other sectors with strong franchises and the prospect of positive unexpected earnings.

                                     III-13

NATIONS INTERNATIONAL GROWTH FUND


--------------------------------------------------------------------------------
 PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

United Kingdom      19.2%
Japan               22.3%
Sweden               6.8%
Australia            6.8%
Germany              5.8%
France               4.8%
Switzerland          4.8%
Italy                3.3%
Spain                3.0%
Ireland              2.7%
Other               20.5%

PORTFOLIO HOLDINGS WERE CURRENT AS OF MARCH 31, 2000, ARE SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS.


TOP 10 HOLDINGS

1    Matsushita Electric Industrial Company, Ltd.      5.2%
2    Sharp Corporation                                 4.1%
3    Kao Corporation                                   3.5%
4    Nippon Telegraph and Telephone Company            3.5%
5    Ericsson (L.M.) Telephone Company Series B        3.0%
6    Vodafone AirTouch plc                             2.9%
7    News Corporation Ltd.                             2.7%
8    Smithkline Beecham plc                            2.5%
9    Kudelski SA                                       2.4%
10   Bank of Scotland Ord.                             2.2%

THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND SECURITIES IN WHICH THE FUND MAY INVEST.

                                     III-14

NATIONS INTERNATIONAL GROWTH FUND


PERFORMANCE

--------------------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT


[LINE CHARTS APPEAR BELOW WITH THE FOLLOWING INFORMATION:]

INVESTOR A SHARES AT MOP* (AS OF 3/31/00)
ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

Mar. 31                                          Mar. 31
 1990      1991      1993      1995      1997      1999
 ----      ----      ----      ----      ----      ----
               PLEASE SUPPLY PLOT POINTS


INVESTOR A SHARES AT NAV** (AS OF 3/31/00)
ASSUMES THE REINVESTMENT OF ALL DISTRIBUTIONS.

Mar. 31                                          Mar. 31
 1990      1991      1993      1995      1997      1999
 ----      ----      ----      ----      ----      ----
               PLEASE SUPPLY PLOT POINTS

AVERAGE ANNUAL TOTAL RETURN
Investor A Shares
SINCE INCEPTION          NAV**     MOP*
(6/3/92 through
 3/31/00)               11.90%    11.69%

THE CHARTS TO THE LEFT SHOW THE GROWTH IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INVESTOR A SHARES OF NATIONS INTERNATIONAL GROWTH FUND OVER THE LAST 10 YEARS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX THAT TRACKS STOCKS TRADED ON 20 EXCHANGES IN EUROPE, AUSTRALIA AND THE FAR EAST. FUNDS INCLUDED IN THE LIPPER INTERNATIONAL FUNDS UNIVERSE INVEST THEIR ASSETS IN SECURITIES WITH PRIMARY TRADING MARKETS OUTSIDE OF THE U.S. IT IS NOT POSSIBLE TO INVEST IN THE INDEX OR LIPPER UNIVERSE. THE PERFORMANCE OF PRIMARY A, INVESTOR B AND INVESTOR C SHARES MAY VARY BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY THE SHAREHOLDERS INVESTING IN EACH CLASS.

[GRAPHIC]  Nations International Growth Fund

[GRAPHIC]  Lipper International
           Funds Universe

[GRAPHIC]  MSCI EAFE Index

                                     III-15

NATIONS INTERNATIONAL GROWTH FUND
CONTINUED

--------------------------------------------------------------------------------
 TOTAL RETURN (AS OF 3/31/00)



                           PRIMARY A           INVESTOR A                  INVESTOR B                  INVESTOR C
                                           NAV**          MOP*         NAV**        CDSC***        NAV**        CDSC***
Inception date              7/26/93              1/2/68                      7/1/96                      9/19/97
-----------------------   -----------   -------------------------   -------------------------   -------------------------
1 YEAR PERFORMANCE            22.22%        22.18%        15.16%        20.66%        16.19%        20.67%        19.77%
-----------------------       -----         -----         -----         -----         -----         -----         -----
AVERAGE ANNUAL RETURNS
3 YEARS                       14.26%        14.08%        11.86%        12.96%        12.34%
5 YEARS                       13.94%        13.72%        12.39%
10 YEARS                                     9.02%         8.38%
SINCE INCEPTION               12.48%        11.90%        11.69%        10.37%         9.90%        13.11%        13.11%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AVERAGE ANNUAL RETURNS ARE HISTORICAL IN NATURE AND MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS ASSUMING REINVESTMENT OF DISTRIBUTIONS.

*FIGURES AT MAXIMUM OFFERING PRICE (MOP) REFLECT THE MAXIMUM FRONT-END SALES CHARGE OF 5.75%.

**FIGURES AT NET ASSET VALUE (NAV) DO NOT REFLECT ANY SALES CHARGES. INVESTOR A SHARES ARE AVAILABLE WITH A REDUCED OR WAIVED SALES CHARGE ONLY UNDER CERTAIN CIRCUMSTANCES AS DESCRIBED IN THE PROSPECTUS.

***FIGURES AT CDSC REFLECT THE MAXIMUM APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS BY THE INVESTMENT ADVISER AND THE CO-ADMINISTRATOR, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN.

                                     III-16

                       Statement of Additional Information
                               Dated June 15, 2000

                               NATIONS FUND, INC.
                      One Bank of America Plaza, 33rd Floor
                         Charlotte, North Carolina 28255
                                 1-800-321-7854

                                NATIONS RESERVES
                      One Bank of America Plaza, 33rd Floor
                         Charlotte, North Carolina 28255
                                 1-800-321-7854


     (August 1, 2000 Special Meeting of Shareholders of Nations Fund, Inc.)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy/Prospectus dated the date hereof, for the Special Meeting of Shareholders of Nations Fund, Inc. to be held on August 1, 2000. Copies of the Proxy/Prospectus may be obtained at no charge by writing or calling Nations Fund, Inc. or Nations Reserves at the addresses or telephone numbers set forth above. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.


 Incorporation of Documents by Reference in Statement of Additional Information

         Further information about the Primary A Shares, Investor A Shares, Investor B Shares, and Investor C Shares of Nations International Growth Fund and Nations International Equity Fund is contained in and incorporated herein by reference to the Statement of Additional Information for Nations Fund, Inc. and Nations Reserves dated August 1, 1999, as supplemented.

         The audited financial statements and related Report of Independent Accountants for the year ended March 31, 2000 for the Nations International Growth Fund and Nations International Equity Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

                                Table of Contents


General Information..........................................................  3
Introductory Note to Pro Forma Financial Information.........................  4

                               General Information

         The Reorganization contemplates the transfer of the assets and liabilities of Nations International Growth Fund (the "International Growth Fund") of Nations Fund, Inc. to the Nations International Equity Fund ( the "International Equity Fund") of Nations Reserves in exchange for shares of designated classes of the International Equity Fund of equal value.

         The shares issued by the International Equity Fund will have an aggregate dollar value equal to the aggregate dollar value of the shares of the International Growth Fund that are outstanding immediately before the closing of the Reorganization.

         Immediately after the Closing, the International Growth Fund will distribute the shares of the International Equity Fund received in the Reorganization to its shareholders in liquidation of the International Growth Fund. Each shareholder owning shares of the International Growth Fund at the Closing will receive shares of the designated class of the International Equity Fund, and will receive any unpaid dividends or distributions that were declared before the Closing on the International Growth Fund shares. Nations Reserves will establish an account for each former shareholder of the International Growth Fund reflecting the number of International Equity Fund shares distributed to that shareholder. If the Reorganization Agreement is approved and consummated, the International Growth Fund will transfer all of its assets and liabilities, as of the Closing, and all outstanding shares of the International Growth Fund will be redeemed and canceled in exchange for shares of the International Equity Fund.

         The International Equity Fund's Master Portfolio utilizes a multi-manager approach. One effect of this approach is that each investment sub-adviser has a different investment style. Consequently, if the Reorganization is approved by shareholders, Gartmore expects no more than 66% of the International Growth Fund's portfolio securities prior to the Reorganization. When Gartmore sells these securities in order to allow the multi-managers to implement their respective investment styles, the International Growth Fund will have to pay brokerage commissions and may realize certain capital gains (which are subject to tax) and/or losses. Regardless of whether the acquisition of the assets and liabilities of the International Growth Fund by the International Equity Fund qualifies as a tax-free reorganization as described above, the expected sale of securities by the International Growth Fund prior to the Reorganization, in anticipation of the Reorganization, could result in a taxable distribution to International Growth Fund shareholders.

         For further information about the transaction, see the Proxy/Prospectus.

              Introductory Note to Pro Forma Financial Information

         The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the International Growth Fund to the International Equity Fund accounted for as if the transfer had occurred as of March 31, 2000. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended March 31, 2000 and based upon the proposed fee and expense structure of the International Equity Fund. The pro forma combined statement of operations has been prepared by adding the statement of operations for the fiscal year ended March 31, 2000 for the International Growth Fund to the statement of operations for the International Equity Fund and making adjustments for changes in the expense structure of the combined fund.

         The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the International Growth Fund and the International Equity Fund included or incorporated herein by reference in this Statement of Additional Information. The combination of the above International Growth Fund and the International Equity Fund will be accounted for as a tax-free reorganization.

 Nations International Growth Fund/Nations International Equity Master Portfolio
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000

     Nations        Nations                                                                Nations         Nations
  International  International    Combined Pro                                          International   International   Combined Pro
      Growth        Equity            Forma                                                Growth          Equity           Forma
      Shares        Shares           Shares                      Description             Value (000)     Value (000)    Value (000)*
------------------------------------------------------------------------------------------------------------------------------------
                                             Common Stocks - 96.4%
                                             Argentina - 0.1%
                    49,914            49,914         PC Holdings SA, ADR                       $ -           $ 855           $ 855
                                                                                        -------------------------------------------
                                                                                        -------------------------------------------
                                                                                                 -             855             855
                                                                                        -------------------------------------------

                                             Australia - 2.2%
   250,000  (a)                      250,000         Australia and New Zealand
                                                            Banking Group                    1,578                           1,578
   300,000  (a)    408,791           708,791         Cable and Wireless Optus Ltd.           1,202           1,638           2,840
   275,000  (a)                      275,000         Cellnet Telecommunications                534                             534
   350,000  (a)                      350,000         Colonial, Ltd.                          1,608                           1,608
                    18,000            18,000         Commonwealth Bank of Australia                            246             246
                    82,000            82,000         Computershare Limited                                     389             389
                   321,901           321,901         National Australia Bank                                 4,138           4,138
   250,000         410,992           660,992         News Corporation Ltd.                   3,493           5,743           9,236
                   150,000           150,000         Rio Tinto Ltd.                                          2,132           2,132
   411,768  (a)                      411,768         Southern Pacific Petroleum                427                             427
                    38,700            38,700         Telstra Corporation                                       179             179
                                                                                        -------------------------------------------
                                                                                             8,842          14,465          23,307
                                                                                        -------------------------------------------

                                             Belgium - 0.2%
                     5,569             5,569         Audiofina                                                 685             685
                    43,119            43,119         Fortis, Series B                                        1,106           1,106
                                                                                        -------------------------------------------
                                                                                                             1,791           1,791
                                                                                        -------------------------------------------

                                             Brazil - 1.1%
                    45,500            45,500         Cemig CIA Energ, ADR                                      791             791
                    86,600            86,600         Companhia Vale do Rio Doce, ADR                         2,306           2,306
                    34,630            34,630         Embratel Participacoes SA, ADR                            887             887
                     8,800             8,800         Tele Centro Sul Participacoes
                                                            SA, ADR                            713             713
   100,000  (a)     37,500           137,500         Tele Norte Leste Participacoes
                                                            SA, ADR                          2,663             998           3,661
                    33,783            33,783         Telecomunicacoes de Sao Paulo
                                                            SA, ADR                          1,003           1,003
                    42,380            42,380         Telesp Celular Participacoes
                                                            SA, ADR                          2,402           2,402
                                                                                        -------------------------------------------
                                                                                             2,663           9,100          11,763
                                                                                        -------------------------------------------

                                             Canada - 1.6%
                    68,743            68,743         BCE, Inc.                                               8,570           8,570
   100,000  (a)    100,000           200,000         Canada Life Financial Corporation       1,526           1,526           3,052
                    36,000            36,000         Nortel Networks Corporation                             4,515           4,515
                    14,200            14,200         Suncor Energy, Inc.                                       615             615
                                                                                        -------------------------------------------
                                                                                             1,526          15,226          16,752
                                                                                        -------------------------------------------

                                             Chile - 0.0%
                     8,189             8,189         Enersis SA, ADR                                           166             166
                    10,100            10,100         Telecom De Chile, ADR                                     230             230
                                                                                        -------------------------------------------
                                                                                                               396             396
                                                                                        -------------------------------------------

                                             Denmark - 0.4%
                    23,000            23,000         Den Danske Bank Group                                   2,409           2,409
                    30,000            30,000         Novo Nordisk A/S                                        2,058           2,058
                                                                                        -------------------------------------------
                                                                                                             4,467           4,467
                                                                                        -------------------------------------------

                                             Finland - 3.0%
                     4,300             4,300         Helsingin Puhelin Oyj-E                                   416             416
                     6,344             6,344         HPY Holding Oyj-A Shares                                  266             266
                   109,747           109,747         Nokia AB Oy                                            23,209          23,209
    10,000  (a)    100,467           110,467         Sonera Oyj                                682           6,855           7,537
                    71,694            71,694         Stora Enso Oyj - R Shares                                 768             768
                                                                                        -------------------------------------------
                                                                                               682          31,514          32,196
                                                                                        -------------------------------------------

 Nations International Growth Fund/Nations International Equity Master Portfolio
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000



     Nations       Nations                                                                Nations         Nations
  International International    Combined Pro                                          International   International   Combined Pro
      Growth       Equity            Forma                                                Growth          Equity           Forma
      Shares       Shares           Shares                   Description                Value (000)     Value (000)    Value (000)*
-----------------------------------------------------------------------------------------------------------------------------------
                                             Common Stocks - (continued)
                                             France - 10.7%
    40,000  (a)                       40,000         Accor SA                              $ 1,569             $ -         $ 1,569
                     9,174             9,174         Alcatel                                                 2,013           2,013
                   100,000           100,000         Alcatel SA, ADR                                         4,381           4,381
                    89,502            89,502         Arentis                                                 4,899           4,899
                    39,071            39,071         Axa                                                     5,537           5,537
                    18,594            18,594         Banque Nationale de Paris
                                                            (BNP)                                            1,468           1,468
                     5,569             5,569         Bouygues                                                4,412           4,412
                       285               285         Bouygues SA                                               220             220
                     5,180             5,180         Canal Plus                                              1,140           1,140
                     4,409             4,409         Cap Gemini SA                                           1,194           1,194
    15,000  (a)                       15,000         Carrefour SA                            1,922                           1,922
                     3,500             3,500         Castorama Dubois
                                                            Investissement SA                                  752             752
                     9,139             9,139         Compagnie De Saint-Gobain                               1,168           1,168
                    60,000            60,000         Compagnie Generale des
                                                            Establessements
                                                            Michelin                                         1,926           1,926
                    40,000            40,000         Credit Commercial de France                             4,995           4,995
                         8                 8         Elf Aquitaine                                               1               1
                    15,392            15,392         Equant NV                                               1,277           1,277
                    47,496            47,496         France Telecom                                          8,181           8,181
                    12,080            12,080         GFI Informatique                                        2,103           2,103
                     8,604             8,604         Groupe Danone                                           1,902           1,902
                     5,094             5,094         Havas Advertising SA                                    2,754           2,754
                    19,528            19,528         Lafarge-Coppee                                          1,665           1,665
     2,000  (a)                        2,000         L'Oreal                                 1,292                           1,292
                     2,698             2,698         Louis Vuitton Moet Hennessy
                                                            (LVMH)                                           1,129           1,129
                     7,626             7,626         Pinault-Printemps-Redoute SA                            1,413           1,413
                     3,265             3,265         Publicis SA                                             1,750           1,750
                    12,052            12,052         Rexel SA                                                  826             826
    40,000  (a)     98,358           138,358         Sanofi-Synthelabo                       1,525           3,751           5,276
                    20,006            20,006         Societe Generale                                        3,990           3,990
                     4,034             4,034         Societe Television Francaise I                          2,972           2,972
                    13,337            13,337         St Microelectronics                                     2,450           2,450
                     4,930             4,930         Suez Lyonnaise des Eaux                                   846             846
                   166,326           166,326         Total Fina                                             24,909          24,909
                    70,443            70,443         Usinor                                                  1,119           1,119
                   101,683           101,683         Vivendi                                                11,725          11,725
                                                                                   ------------------------------------------------
                                                                                             6,308         108,868         115,176
                                                                                   ------------------------------------------------

                                             Germany - 5.6%
                     7,538             7,538         Allianz AG                                              3,105           3,105
                    83,800            83,800         BASF AG                                                 3,985           3,985
                    60,000            60,000         Bayer AG                                                2,693           2,693
    50,000  (a)    143,766           193,766         Bayersche Motoren Werke AG              1,577           4,533           6,110
                     1,097             1,097         Celanese AG                                                22              22
                    35,355            35,355         DaimlerChrysler AG                                      2,314           2,314
                    92,083            92,083         Deutsche Bank AG                                        6,120           6,120
                    47,739            47,739         Deutsche Lufthansa AG                                   1,074           1,074
    20,000  (a)                       20,000         Deutsch Pfandbrief-Und
                                                            Hypothekenbank AG
                                                            (DePfa-Bank)                     1,914                           1,914
                    81,462            81,462         Deutsche Telekom AG (REGD)                              6,291           6,291
    32,000  (a)                       32,000         Henkel Kgaa                             1,843                           1,843
                    11,144            11,144         Infineon Technologies AG                                  576             576
                    30,000            30,000         Kamps AG                                                1,679           1,679
                    25,000            25,000         PrimaCom AG                                             1,890           1,890
                     8,651             8,651         ProSieben Media AG                                        986             986
     4,000  (a)      6,623            10,623         SAP AG                                  2,243           4,769           7,012
                   119,600           119,600         SAP AG                                                  7,146           7,146
                    28,670            28,670         Siemens AG                                              4,129           4,129
                    19,935            19,935         Veba AG                                                 1,019           1,019
                                                                                   ------------------------------------------------
                                                                                             7,577          52,331          59,908
                                                                                   ------------------------------------------------


 Nations International Growth Fund/Nations International Equity Master Portfolio
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000



     Nations        Nations                                                              Nations         Nations
  International  International    Combined Pro                                        International   International   Combined Pro
      Growth        Equity            Forma                                              Growth          Equity           Forma
      Shares        Shares           Shares              Description                   Value (000)     Value (000)    Value (000)*
----------------------------------------------------------------------------------------------------------------------------------
                                             Common Stocks - (continued)
                                             Holland - 0.7%
                   150,000           150,000         Unilever NV                               $ -         $ 7,219         $ 7,219
                                                                                    -----------------------------------------------
                                                                                                             7,219           7,219
                                                                                    -----------------------------------------------

                                             Hong Kong - 3.1%
                     5,300             5,300         Asiainfo Holdings, Inc.                                   321             321
                   330,800           330,800         Cable and Wire Ltd. (HK
                                                            Telecom)                                           867             867
                   406,000           406,000         Cheung Kong (Holdings)                                  6,074           6,074
                 1,173,000         1,173,000         China Telecom (HK)                                     10,282          10,282
                   132,500           132,500         CLP Holdings                                              594             594
                    49,000            49,000         Hang Seng Bank                                            428             428
                   650,000           650,000         HSBC Holdings                                           7,597           7,597
                   236,000           236,000         Hutchison Whampoa                                       4,258           4,258
                   636,000           636,000         Legend Holdings Ltd.                                      992             992
                    60,000            60,000         Li & Fung Ltd.                                            278             278
                    91,000            91,000         Pacific Century CyberWorks
                                                            Ltd.                                               213             213
                   138,000           138,000         Sun Hung Kai Properties                                 1,196           1,196
                    59,000            59,000         Television Broadcasting
                                                            Limited                                            525             525
                                                                                    -----------------------------------------------
                                                                                                            33,625          33,625
                                                                                    -----------------------------------------------

                                             Ireland - 1.1%
   250,000  (a)    142,218           392,218         Bank of Ireland                         1,785           1,015           2,800
   100,000  (a)    218,563           318,563         CRH plc Ord.                            1,794           3,922           5,716
                    50,533            50,533         Elan Corporation plc                                    2,454           2,454
                   357,068           357,068         Smurfit (Jefferson) Ord.                                  837             837
                                                                                    -----------------------------------------------
                                                                                             3,579           8,228          11,807
                                                                                    -----------------------------------------------

                                             Italy - 3.8%
                    22,083            22,083         Bipop-Carire SpA                                        2,322           2,322
                    67,300            67,300         Bulgari SpA                                               744             744
                   600,000           600,000         Enel SpA                                                2,687           2,687
                   218,726           218,726         Mediaset SpA                                            4,345           4,345
   500,000  (a)    633,543         1,133,543         Olivetti SpA                            1,794           2,273           4,067
                   101,612           101,612         San Paolo - IMI SpA                                     1,391           1,391
                   110,329           110,329         San Paolo-IMI SpA, ADR                                  3,144           3,144
                   287,340           287,340         Tecnost SpA                                             1,086           1,086
   200,000         886,045         1,086,045         Telecom Italia Mobile SpA               2,454          10,870          13,324
                   479,041           479,041         Telecom Italia SpA                                      7,151           7,151
                                                                                    -----------------------------------------------
                                                                                             4,248          36,013          40,261
                                                                                    -----------------------------------------------

                                             Japan - 23.1%
                    12,900            12,900         Advantest Corporation                                   2,741           2,741
                   245,000           245,000         Asahi Bank                                              1,374           1,374
                   352,000           352,000         Asahi Chemical Industry
                                                            Company, Ltd.                                    2,248           2,248
                     7,700             7,700         Asatsu-DK Inc.                                            391             391
                    58,000            58,000         Bridgestone Corporation                                 1,281           1,281
                   185,000           185,000         Canon, Inc.                                             8,027           8,027
   120,000  (a)    188,000           308,000         Daiwa Securities Group Inc.             2,258           3,538           5,796
        50  (a)        661               711         DDI Corporation                           409           5,407           5,816
                        63                63         East Japan Railway                                        327             327
                    39,000            39,000         Eisai Company, Ltd.                                     1,029           1,029
                     4,000             4,000         Fugi Machine Mfg. Co., Ltd.                               298             298
                   165,000           165,000         Fuji Photo Film                                         7,271           7,271
                        37                37         Fuji Television Network,
                                                            Inc.                                               642             642
    20,000  (a)    196,800           216,800         Fujitsi Ltd.                              614           6,045           6,659
                   261,000           261,000         Hitachi                                                 3,102           3,102
                   122,000           122,000         Honda Motor Company                                     5,043           5,043
    25,000  (a)     41,000            66,000         Ito-Yokado Company, Ltd.                1,789           2,934           4,723
                     1,600             1,600         Kadokawa Shoten Publishing
                                                            Company, Ltd.                                      380             380
   150,000  (a)                      150,000         Kao Corporation                         4,592                           4,592
                     7,132             7,132         KDD Corporation                                           601             601



 Nations International Growth Fund/Nations International Equity Master Portfolio
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000



     Nations        Nations                                                                Nations         Nations
  International  International    Combined Pro                                          International   International   Combined Pro
      Growth        Equity            Forma                                                Growth          Equity           Forma
      Shares        Shares           Shares                Description                   Value (000)     Value (000)    Value (000)*
------------------------------------------------------------------------------------------------------------------------------------
                                             Common Stocks - (continued)
                                             Japan - (continued)
                     4,200             4,200         Kojima Company Limited                    $ -           $ 121           $ 121
                   247,000           247,000         Komatsu Ltd.                                            1,175           1,175
                    83,400            83,400         Kyocera Corporation                                    13,954          13,954
                   396,000           396,000         Marubeni Corporation                                    1,494           1,494
   225,000  (a)                      225,000         Matsushita Electric
                                                            Industrial Company,
                                                            Ltd.                             6,735                           6,735
                   900,000           900,000         Mitsubishi Heavy
                                                            Industries, Ltd.                                 2,834           2,834
                   704,000           704,000         Mitsubishi Materials
                                                            Corporation                                      2,402           2,402
                   243,000           243,000         Mitsui O.S.K. Lines, Ltd.                                 481             481
    11,000  (a)                       11,000         Murata Manufacturing
                                                            Company, Ltd.                    2,676                           2,676
                    43,700            43,700         Namco, Ltd.                                             1,794           1,794
                   217,774           217,774         NEC Corporation                                         6,434           6,434
                   584,000           584,000         Nikko Securities Company, Ltd.                          8,847           8,847
                    50,900            50,900         Nintendo Company, Ltd.                                  8,958           8,958
                   400,000           400,000         Nippon Express Company, Ltd.                            2,975           2,975
                   389,000           389,000         Nippon Steel Corporation                                  929             929
       286           1,428             1,714         Nippon Telegraph & Telephone
                                                            Company                          4,545          22,695          27,240
                     4,760             4,760         Nippon Television Network
                                                            Corporation                                      3,383           3,383
                   232,000           232,000         Nomura Securities                                       7,578           7,578
                        83                83         NTT Mobile Communication
                                                            Network, Inc.                                    3,407           3,407
                     7,000             7,000         Rohm Company                                            2,437           2,437
                    55,000            55,000         Sankyo Company                                          1,386           1,386
                    58,000            58,000         Sanwa Bank                                                604             604
                    19,000            19,000         Secom Company                                           1,630           1,630
   250,000  (a)    101,700           351,700         Sharp Corporation                       5,351           2,176           7,527
                    60,000            60,000         Shin-Etsu Chemical Company,
                                                            Ltd.                                             3,644           3,644
                    49,300            49,300         Shinko Electric Industries                              2,562           2,562
                   151,000           151,000         Shiseido Company, Limited                               2,054           2,054
                     2,600             2,600         Softbank Corporation                                    2,319           2,319
                   157,800           157,800         Sony Corporation                                       22,309          22,309
                   132,700           132,700         Sumitomo Corporation                                    1,610           1,610
                    65,000            65,000         Taiyo Yuden Company                                     4,202           4,202
                    20,100            20,100         Takefuji Corporation                                    2,156           2,156
                   506,000           506,000         The Bank of Tokyo - Mitsubishi                          7,238           7,238
                    81,000            81,000         Tokyo Broadcasting System                               3,198           3,198
                    65,600            65,600         Tokyo Electric Power Company                            1,439           1,439
                   384,000           384,000         Toshiba Corporation                                     3,916           3,916
                   150,000           150,000         Toyota Motor Corporation                                7,854           7,854
                    20,000            20,000         Trend Micro, Inc.                                       3,510           3,510
                    11,850            11,850         World Company Ltd.                                        913             913
                                                                                      ---------------------------------------------
                                                                                      ---------------------------------------------
                                                                                            28,969         219,297         248,266
                                                                                      ---------------------------------------------

                                             Malaysia - 0.1%
                   638,000           638,000         Malaysian Resources
                                                            Corporation Berhad                                 722             722
                    83,000            83,000         The New Straits Times Press
                                                            (M) Berhad                                         369             369
                                                                                      ---------------------------------------------
                                                                                                             1,091           1,091
                                                                                      ---------------------------------------------

                                             Mexico - 2.0%
                   391,460           391,460         Carso Global Telecom                                    1,270           1,270
                   524,400           524,400         Carso Global Telecom, ADR                               3,540           3,540
                    83,100            83,100         Grupo Carso SA de CV                                      623             623
                    81,721            81,721         Grupo Televisa, GDR                                     5,557           5,557
                   119,438           119,438         Telefonos de Mexico, ADR                                8,002           8,002
    75,000  (a)     34,099           109,099         Walmart de Mexico SA de
                                                            CV, ADR                          1,875             852           2,727
                                                                                      ---------------------------------------------
                                                                                             1,875          19,844          21,719
                                                                                      ---------------------------------------------


 Nations International Growth Fund/Nations International Equity Master Portfolio
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000



     Nations        Nations                                                                Nations         Nations
  International  International    Combined Pro                                          International   International   Combined Pro
      Growth        Equity            Forma                                                Growth          Equity           Forma
      Shares        Shares           Shares                 Description                  Value (000)     Value (000)    Value (000)*
------------------------------------------------------------------------------------------------------------------------------------
                                             Common Stocks - (continued)
                                             Netherlands - 5.1%
                   160,000           160,000         ABN AMRO Holding NV                       $ -         $ 3,566         $ 3,566
                    18,968            18,968         Aegon NV                                                1,516           1,516
                   103,622           103,622         Akzo Nobel NV                                           4,423           4,423
    25,000  (a)                       25,000         Getronics NV                            1,911                           1,911
                    13,217            13,217         Gucci Group NV                                          1,214           1,214
                    34,926            34,926         Gucci Group, ADR                                        3,106           3,106
                    28,971            28,971         Heineken NV                                             1,548           1,548
                   186,477           186,477         Internationale Nederlanden
                                                            Groep NV                                        10,101          10,101
                    17,104            17,104         Koninklijke Kpn NV                                      1,958           1,958
                   102,684           102,684         Philips Electronics NV                                 17,255          17,255
                    88,275            88,275         Royal Dutch Petroleum Company                           5,154           5,154
                     9,300             9,300         Unilever NV                                                46              46
    30,000  (a)     25,212            55,212         United Pan-Europe
                                                            Communications NV                1,402           1,178           2,580
                    21,140            21,140         Wolters Kluwer NV                                         486             486
                                                                                       --------------------------------------------
                                                                                             3,313          51,551          54,864
                                                                                       --------------------------------------------

                                             Portugal - 0.8%
   200,000  (a)                      200,000         Portugal Telecom SA (REGD)              2,565                           2,565
                   500,000           500,000         Portugal Telecommunications
                                                            SA, ADR                                          6,219           6,219
                                                                                       --------------------------------------------
                                                                                             2,565           6,219           8,784
                                                                                       --------------------------------------------

                                             Singapore - 0.9%
                   295,000           295,000         Chartered Semiconductor                                 2,793           2,793
                     7,000             7,000         Creative Technology Ltd.                                  222             222
   150,000  (a)    100,895           250,895         DBS Group Holding Ltd.                  1,982           1,333           3,315
                   217,000           217,000         OMNI Industries Ltd.                                      510             510
                    38,160            38,160         Overseas Union Bank                                       172             172
                    70,850            70,850         Overseas-Chinese Banking
                                                            Corporation Ltd.                                   439             439
                    30,000            30,000         Pacific Century Region
                                                            Developments Limited                               407             407
                    77,000            77,000         Sembcorp Logistics Ltd.                                   545             545
                    33,000            33,000         Singapore Press Holdings, Ltd.                            527             527
                     6,080             6,080         St Assembly Test Ltd., ADR                                295             295
                                                                                       --------------------------------------------
                                                                                             1,982           7,243           9,225
                                                                                       --------------------------------------------

                                             South Africa - 0.2%
                    15,000            15,000         Anglo American Platinum
                                                            Corporation                                        399             399
 1,200,000  (a)                    1,200,000         Sanlam                                  1,524                           1,524
                                                                                       --------------------------------------------
                                                                                             1,524             399           1,923
                                                                                       --------------------------------------------

                                             South Korea - 1.8%
                   170,000           170,000         Korea Electric Power
                                                            Corporation, ADR                                 2,688           2,688
                     2,800             2,800         Korea Telecom Free                                        223             223
                   103,910           103,910         Korea Telecom Corporation,
                                                            ADR                                              4,546           4,546
                     1,700             1,700         Locus Corporation                                         220             220
                    28,973            28,973         Pohang Iron & Steel Company
                                                            Ltd., ADR                                          797             797
                    31,905            31,905         Samsung Electronics                                     9,670           9,670
                    20,670            20,670         SK Telecom Company, ADR                                   806             806
                                                                                       --------------------------------------------
                                                                                                            18,950          18,950
                                                                                       --------------------------------------------

                                             Spain - 2.5%
                    94,500            94,500         Banco Bilbao Vizcaya                                    1,389           1,389
                   100,000           100,000         Banco Popular Espanol                                   3,062           3,062
                    15,996            15,996         Bankinter SA                                            1,009           1,009
                   190,245           190,245         Endessa SA                                              4,365           4,365
    90,000  (a)                       90,000         Gas Natural                             1,756                           1,756



 Nations International Growth Fund/Nations International Equity Master Portfolio
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000



     Nations        Nations                                                                Nations         Nations
  International  International    Combined Pro                                          International   International   Combined Pro
      Growth        Equity            Forma                                                Growth          Equity           Forma
      Shares        Shares           Shares                 Description                  Value (000)     Value (000)    Value (000)*
------------------------------------------------------------------------------------------------------------------------------------
                                             Common Stocks - (continued)
                                             Spain - (continued)
                   110,483           110,483         Iberdrola SA                              $ -         $ 1,441         $ 1,441
   100,000(a)                        100,000         Repsol SA                               2,193                           2,193
                   160,000           160,000         Repsol-YPF, SA                                          3,410           3,410
                    15,800            15,800         Telefonica Publicidad E
                                                            Informacion, S.A.                                  688             688
                   278,383           278,383         Telefonica SA                                           7,033           7,033
                                                                                      ---------------------------------------------
                                                                                             3,949          22,397          26,346
                                                                                      ---------------------------------------------

                                             Sweden - 3.6%
    60,000  (a)                       60,000         Atlas Copco AB, Series "A"              1,458                           1,458
    42,000  (a)                       42,000         Atlas Copco AB, Series "B"                977                             977
    45,000  (a)    207,195           252,195         Ericsson (L.M.) Telephone
                                                            Company, Series B                3,953          18,202          22,155
                   270,847           270,847         Investor AB                                             4,232           4,232
                     2,670             2,670         Netcom AB                                                 230             230
                    21,002            21,002         Sandvik AB - A Shares                                     540             540
                    23,997            23,997         Sandvik AB - B Shares                                     622             622
    40,000  (a)     17,000            57,000         SBS Broadcasting SA                     2,460           1,046           3,506
                    27,272            27,272         Securitas AB                                              660             660
                    53,955            53,955         Skandia Forsakrings AB                                  2,554           2,554
                    27,040            27,040         SKF AB - A Shares                                         585             585
                    33,485            33,485         SKF AB - B Shares                                         744             744
                                                                                      ---------------------------------------------
                                                                                             8,848          29,415          38,263
                                                                                      ---------------------------------------------

                                             Switzerland - 4.1%
                     1,277             1,277         Ares-Serono Group                                       4,808           4,808
                     4,046             4,046         Clariant AG                                             1,523           1,523
                     2,048             2,048         Compagnie Financiere
                                                            Richemont AG                                     5,204           5,204
                    17,658            17,658         Credit Suisse Group                                     3,515           3,515
                       760               760         Julius Baer Holdings, Ltd.                              2,861           2,861
       250  (a)         70               320         Kudelski SA                             3,120             874           3,994
     1,000  (a)      1,750             2,750         Nestle SA (REGD)                        1,792           3,136           4,928
     1,000  (a)      3,367             4,367         Novartis AG (REGD)                      1,368           4,605           5,973
                       175               175         Roche Holding AG                                        1,901           1,901
                     1,546             1,546         The Swatch Group AG (REGD)                                365             365
                     1,950             1,950         The Swatch Group AG                                     2,274           2,274
                     6,184             6,184         UBS AG (REGD)                                           1,625           1,625
                    10,000            10,000         Zurich Allied AG (REGD)                                 5,040           5,040
                                                                                      ---------------------------------------------
                                                                                             6,280          37,731          44,011
                                                                                      ---------------------------------------------

                                             Taiwan - 0.6%
                    67,527            67,527         Advanced Semiconductor
                                                            Engineering Inc.                                   255             255
                    19,000            19,000         Asustek Computer Inc.                                     238             238
                    17,000            17,000         Asustek Computer Inc., GDR                                310             310
                        24                24         Asustek Computer, GDR                                       -               -
                   348,000           348,000         Bank Sinopac                                              220             220
                   178,000           178,000         DBTEL Inc.                                                690             690
                   298,000           298,000         Far Eastern Textile Ltd.                                  617             617
                    41,700            41,700         Hon Hai Precision Industry
                                                            Company, Ltd., GDR                               1,445           1,445
                   214,000           214,000         Nan Ya Plastic Corporation                                496             496
                    64,000            64,000         President Chain Store
                                                            Corporation                                        299             299
                    14,700            14,700         Synnex Technology
                                                            International, GDR                                 463             463
                   146,000           146,000         Taiwan Semiconductor                                      984             984
                     2,000             2,000         Taiwan Semiconductor SP,
                                                            ADR                                                114             114
                   160,000           160,000         United Microelectronics
                                                            Corporation, Ltd.                                  620             620
                                                                                      ---------------------------------------------
                                                                                                             6,751           6,751
                                                                                      ---------------------------------------------

                                             Thailand - 0.0%
                    17,700            17,700         Advanced Info Services (FGN)                              267             267
                                                                                      ---------------------------------------------
                                                                                                               267             267
                                                                                      ---------------------------------------------


 Nations International Growth Fund/Nations International Equity Master Portfolio
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000



     Nations        Nations                                                                Nations         Nations
  International  International    Combined Pro                                          International   International   Combined Pro
      Growth        Equity            Forma                                                Growth          Equity           Forma
      Shares        Shares           Shares              Description                     Value (000)     Value (000)    Value (000)*
------------------------------------------------------------------------------------------------------------------------------------
                                             Common Stocks - (continued)
                                             United Kingdom - 17.4%
                   209,000           209,000         3I Group plc                              $ -         $ 4,391         $ 4,391
                   225,000           225,000         Abbey National plc                                      2,954           2,954
                   814,009           814,009         Aegis Group plc                                         2,526           2,526
   160,000  (a)                      160,000         Amvescap plc                            2,176                           2,176
                    19,949            19,949         Arm Holdings plc                                        1,216           1,216
                    58,000            58,000         AstraZeneca Group plc                                   2,343           2,343
                    88,100            88,100         AstraZeneca Group plc                                   3,554           3,554
   600,000  (a)                      600,000         Azlan Group Ord.                        1,311                           1,311
   250,000  (a)                      250,000         Bank of Scotland Ord.                   2,831                           2,831
                   118,357           118,357         Barclays plc                                            3,162           3,162
                   939,604           939,604         BP Amoco plc                                            8,596           8,596
                   179,803           179,803         British Aerospace                                       1,015           1,015
                    40,000            40,000         British Airways plc, ADR                                2,150           2,150
                    36,180            36,180         British Sky Broadcasting
                                                            Group plc ("BSkyB")                              1,026           1,026
                   537,986           537,986         British Telecommunications
                                                            plc                                             10,083          10,083
                   214,181           214,181         Cable & Wireless plc                                    4,021           4,021
                   147,181           147,181         Cable and Wireless
                                                            Communications plc                               2,484           2,484
                    32,223            32,223         Capita Group plc                                          822             822
                   408,030           408,030         Carlton Communications plc                              4,888           4,888
                    42,490            42,490         Colt Telecom Group plc                                  2,060           2,060
                   143,434           143,434         Compass Group                                           1,872           1,872
                   125,800           125,800         Corus Group plc, ADR                                    2,107           2,107
                    61,760            61,760         Daily Mail and General
                                                            Trust-A NV                                       1,195           1,195
                   631,297           631,297         Diageo plc                                              4,819           4,819
                    62,400            62,400         EMAP plc                                                1,115           1,115
                   227,617           227,617         EMI Group plc                                           2,473           2,473
                   217,960           217,960         Glaxo Wellcome plc                                      6,240           6,240
   250,000  (a)    582,606           832,606         Granada Group plc                       2,682           6,250           8,932
                   175,634           175,634         Hays plc                                                1,147           1,147
                   155,400           155,400         HSBC Holdings plc                                       1,837           1,837
                   284,993           284,993         Invensys plc                                            1,271           1,271
    40,000  (a)     51,163            91,163         Logica                                  1,353           1,730           3,083
                    68,950            68,950         Marconi plc                                               823             823
                   680,211           680,211         Marks & Spencer plc                                     2,743           2,743
                    52,500            52,500         Misys plc                                                 732             732
                   268,208           268,208         New Dixons Group plc                                    1,242           1,242
                    47,451            47,451         Ocean Group plc                                           889             889
                   400,000           400,000         PowerGen plc                                            2,345           2,345
                   527,706           527,706         ScottishPower plc                                       4,280           4,280
   600,000  (a)                      600,000         Securicor Ord.                          1,211                           1,211
   250,000  (a)  1,809,644         2,059,644         Shell Transport and Trading
                                                            Company Ord.                     2,074          15,011          17,085
   245,000  (a)    466,707           711,707         Smithkline Beecham plc                  3,236           6,164           9,400
                   119,638           119,638         Smiths Industries plc                                   1,462           1,462
                   618,509           618,509         Tesco plc                                               2,072           2,072
                    65,490            65,490         The Sage Group plc                                        735             735
   200,000  (a)                      200,000         Thus plc                                1,523                           1,523
                   142,909           142,909         Unilever plc                                              913             913
   684,469  (a)  5,100,815         5,785,284         Vodafone AirTouch plc                   3,805          28,357          32,162
                    42,200            42,200         Winbond Electronics
                                                            Corporation, GDR                                 1,255           1,255
   150,000  (a)    276,988           426,988         WPP Group plc                           2,637           4,869           7,506
                                                                                     ----------------------------------------------
                                                                                            24,839         163,239         188,078
                                                                                     ----------------------------------------------

                                             United States - 0.6%
                         1                 1         NTL Incorporated                                            -               -
                   114,977           114,977         The News Corporation Ltd.                               6,467           6,467
                                                                                     ----------------------------------------------
                                                                                                             6,467           6,467
                                                                                     ----------------------------------------------

                                             Total Common stocks                           119,569         914,959       1,034,528
                                                                                     ----------------------------------------------
                                                       (Cost $74,975, $728,716
                                                            and $803,690,
                                                            respectively)



 Nations International Growth Fund/Nations International Equity Master Portfolio
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000



     Nations       Nations                                                                Nations         Nations
  International International   Combined Pro                                          International   International   Combined Pro
      Growth       Equity           Forma                                                Growth          Equity           Forma
      Shares       Shares          Shares                    Description               Value (000)     Value (000)    Value (000)*
-----------------------------------------------------------------------------------------------------------------------------------
                                             Preferred stocks - 0.1%
                                             Japan - 0.1%
                     29,300           29,300         Tokyo Broadcasting Company                $ -         $ 1,165         $ 1,165
                                                                                      ---------------------------------------------
                                             Total Preferred stocks                                          1,165           1,165
                                                                                      ---------------------------------------------
                                                     (Cost $0, $810 and $810,
                                                       respectively)

                                             Warrants - 0.0%
                                             Japan - 0.0%
                      8,100            8,100         Tokyo Broadcasting Company
                                                            Expire 11/17/00                                    313             313
                                                                                      ---------------------------------------------
                                             Total Warrants                                                    313             313
                                                                                      ---------------------------------------------
                                                     (Cost $0, $245 and $245,
                                                       respectively)

                                             Investment companies - 11.3%
     15,979,000 104,751,000      120,730,000         Nations Cash Reserves#                 15,979         104,751         120,730
                                                                                      ---------------------------------------------
                                             Total Investment companies                     15,979         104,751         120,730
                                                                                      ---------------------------------------------
                                                (Cost $15,979, $104,751 and
                                                       $120,730, respectively)

                                                                                      ---------------------------------------------
                                             Total Investments - 107.8%                  $ 135,548     $ 1,021,188     $ 1,156,736
                                                                                      ---------------------------------------------
                                                   (Cost $90,954, $834,522 and
                                                     $925,475, respectively)

*   Investments reflect those held at the Master Portfolio level.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Mangement, Inc.
(a) It is expected that all or a portion of these securities will be sold at the time of the closing of the reorganization. It is also expected that no more than 66% of the International Growth Fund's investments will be converted to cash.

                        Nations International Growth Fund
                        Nations International Equity Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)

1.          Basis of Combination

Nations Master Investment Trust (the "Trust"), Nations Fund, Inc. (the "Company") and Nations Reserves ("Reserves") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. As of March 31, 2000, the Trust offered seven separate portfolios, the Company offered seven separate portfolios and Reserves offered sixteen separate portfolios. The unaudited Pro Forma Combining Statement of Net Assets assumes the exchange described in the next paragraph occurred as of March 31, 2000 and the unaudited Pro Forma Combining Statement of Operations for the year ended March 31, 2000 assumes the exchange occurred as of April 1, 1999. These statements have been derived from books and records utilized in calculating daily net asset value of each fund at March 31, 2000 and for the twelve month period then ended.

The following shareholders were invested in the Master Portfolios at March 31, 2000:

International Equity Master Portfolio:
   Nations International Equity Fund....................................   98.0%
   Nations International Equity Fund (Offshore).........................    2.0%

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of the Nations International Growth Fund in exchange for shares of Nations International Equity Fund. Under generally accepted accounting principles, the market value of investment securities of the Nations International Growth Fund will be carried forward to the surviving entity and the results of operations of the Nations International Equity Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization, which are not considered to be material. Upon the closing of the reorganization, the assets received, including the securities received in the transaction, will be contributed to the International Equity Master Portfolio.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2.          Pro Forma Operations

Pro forma operating expenses include the actual expenses of each fund and the combined fund, with certain expenses adjusted to reflect the expected expenses of the combined entity.

      Nations International Growth Fund / Nations International Equity Fund
             Pro Forma Combining Statement of Net Assets (unaudited)
                                 March 31, 2000

                                                                                                                        Pro Forma
                                                                       Nations         Nations                           Combined
                                                                    International   International   Adjustments to     International
                                                                     Growth Fund     Equity Fund      Pro Forma         Equity Fund
                                                                     (in 000's)       (in 000's)      (in 000's)        (in 000's)
                                                                   ------------------------------------------------   -------------
Total Investments in Securities                                       $ 135,548                      $ (135,548)        $        -

   Nations Master Investment Trust, International Equity Portfolio
      Investments in securities                                               -       $ 913,638         135,548 (a)      1,049,186
Other Assets and Liabilities:
Cash                                                                        335               -                                335
Receivable for investment securities sold                                 6,685               -                              6,685
Receivable for Fund shares sold                                          11,618          31,262                             42,880
Dividend and interest receivable                                            304               -                                304
Other receivables                                                             -             246                                246
Collateral on securities loaned                                         (15,979)              -                            (15,979)
Payable for Fund shared redeemed                                         (1,230)         (2,012)                            (3,242)
Investment advisory fee payable                                            (104)              -                               (104)
Administration fee payable                                                  (28)           (135)                              (163)
Shareholder servicing and distribution
   fees payable                                                              (9)            (37)                               (46)
Payable for investment securities purchased                              (6,864)              -                             (6,864)
Accrued Directors' fees and expenses                                        (16)           (60)                                (76)
Other                                                                       (54)              -                                (54)
                                                                   ------------------------------------------------   -------------
Total Other Assets and Liabilities                                       (5,342)         29,264               -             23,922
                                                                   ------------------------------------------------   -------------
Net Assets                                                            $ 130,206       $ 942,902         $     -        $ 1,073,108
                                                                   =================================================  =============

Net Assets by Class:
Primary A                                                              $ 96,460       $ 866,731         $     -          $ 963,191
Primary B                                                                     -               -               -                  -
Investor A                                                               31,710          43,111               -             74,821
Investor B                                                                1,493          32,073               -             33,566
Investor C                                                                  543             987               -              1,530
                                                                   ------------------------------------------------   -------------
                                                                      $ 130,206       $ 942,902         $     -        $ 1,073,108
                                                                   ------------------------------------------------   -------------

Shares Outstanding by Class:
Primary A                                                                 6,786          51,785          (1,024)(b)         57,547
Primary B                                                                     -               -               -                  -
Investor A                                                                2,285           2,611            (364)(b)          4,532
Investor B                                                                  111           1,997             (18)(b)          2,090
Investor C                                                                   39              63              (5)(b)             97
                                                                   ------------------------------------------------   -------------
                                                                          9,221          56,456          (1,411)            64,266
                                                                   ------------------------------------------------   -------------

Net Asset Value per Share by Class:
Primary A                                                               $ 14.21         $ 16.74         $     -            $ 16.74
Primary B                                                               $     -         $     -         $     -              $ -
Investor A                                                              $ 13.88         $ 16.51         $     -            $ 16.51
Investor B                                                              $ 13.42         $ 16.06         $     -            $ 16.06
Investor C                                                              $ 13.92         $ 15.72         $     -            $ 15.72

(a) Investment securities from International Growth invested in the International Equity Master Portfolio
(b) Reflects the issuance of Nations International Equity Fund shares to holders of shares of Nations International Growth Fund.

                   See Notes to Pro Forma Financial Statements

      Nations International Growth Fund / Nations International Equity Fund
             Pro Forma Combining Statement of Operations (unaudited)
                    Twelve Month Period Ending March 31, 2000

                                                                                                                        Pro Forma
                                                                       Nations         Nations                           Combined
                                                                    International    International    Adjustments to   International
                                                                     Growth Fund      Equity Fund      Pro Forma        Equity Fund
                                                                       (in 000's)      (in 000's)      (in 000's)       (in 000's)
                                                                    -------------------------------------------------  -------------
INVESTMENT INCOME:
Interest                                                                   $457             $355            $ -              $812
Interest allocated from Portfolio                                             -              778                              778
Dividends (net of foreign withholding taxes of $268 and $1,140)           1,953           10,260              -            12,213
Dividends allocated from Portfolio (net of foreign
   withholding taxes of $0 and $311)                                          -            3,476                            3,476
Securities lending                                                           61                -              -                61
Expenses allocated from Portfolio                                             -           (3,760)        (4,698)(a)        (8,458)
                                                                    -------------------------------------------------  -------------
Total Investment Income                                                   2,471           11,109         (4,698)            8,882
                                                                    -------------------------------------------------  -------------

EXPENSES:
Investment advisory fee                                                   1,459            3,366         (4,825)(a)             -
Administration fee                                                          368            1,492            125 (b)         1,985
Transfer agent fee                                                           74              294              -               368
Custodian fees                                                               78              261            (66)(c)           273
Legal and audit fees                                                        159               87            (86)(c)           160
Registration & filing fees                                                   31               65            (20)(c)            76
Directors' fees and expenses                                                 19               19            (19)(c)            19
Interest expense                                                             25                -            (25)(e)             -
Printing                                                                     42               97            (20)(c)           119
Other expenses                                                              288               36           (302)(d)            22
                                                                    -------------------------------------------------  -------------
     Subtotal                                                             2,543            5,717         (5,238)            3,022
                                                                    -------------------------------------------------  -------------
Shareholder servicing and distribution fees
Primary B                                                                     -                -              -                 -
Investor A                                                                   71               74              -               145
Investor B                                                                   13              295              -               308
Investor C                                                                    4               10              -                14
                                                                    -------------------------------------------------  -------------
     Subtotal                                                                88              379              -               467
                                                                    -------------------------------------------------  -------------
Fees waived and/or reimbursed by investment
     advisor, administrator and/or distributor                              (30)            (215)           245 (f)             -
                                                                    -------------------------------------------------  -------------
Total Expenses                                                            2,601            5,881         (4,993)            3,489
                                                                    -------------------------------------------------  -------------
NET INVESTMENT INCOME                                                      (130)           5,228            295             5,393
                                                                    -------------------------------------------------  -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
   Security transactions                                                 65,606           99,733                          165,339
   Security transactions allocated from Portfolio                             -           91,305                           91,305
   Futures contracts                                                       (187)               -                             (187)
   Forward foreign exchange contracts and foreign
      currency transactions                                                (238)             (37)                            (275)
   Forward foreign exchange contracts and foreign
      currency transactions allocated from Portfolio                          -           (1,129)                          (1,129)
                                                                    -------------------------------------------------  -------------
Net realized gain/(loss) on investments                                  65,181          189,872                          255,053
                                                                    -------------------------------------------------  -------------
Change in unrealized appreciation/(depreciation) of:
   Securities                                                           (22,928)         (20,551)                         (43,479)
   Securities allocated from Portfolio                                        -          104,091                          104,091
   Futures contracts                                                          -                -                                -
   Forward foreign exchange contracts, foreign
      currencies and other net assets                                       (10)             (62)                             (72)
                                                                    -------------------------------------------------  -------------
Net change in unrealized appreciation/
   (depreciation) of investments                                        (22,938)          83,478                           60,540
                                                                    -------------------------------------------------  -------------
Net realized and unrealized gain/(loss)
on investments                                                           42,243          273,350              -           315,593
                                                                    -------------------------------------------------  -------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                            $42,113         $278,578           $295          $320,986
                                                                    =================================================  =============


Legend:
(a) Investment advisory fee charged at the Master Portfolio level. Amount represents allocation from Master Portfolio to Feeder Fund.
(b) Adjustment for reallocating advisory to admin fees.
(c) Adjustment reflects expected savings when the two funds become one.
(d) Adjustment for duplication of expenses due to consolidation of the funds.
(e) Adjustment for interest expense since this is dependent upon portfolio decision-making.
(f) Adjustment for inapplicability of expense cap.

See Notes to Pro Forma Financial Statements

                                  EXHIBIT INDEX

                                Nations Reserves

                               File No. 333-37006


Exhibit Number                                  Description
--------------                                  -----------
EX.-99.17                                       Proxy Card